As filed with the Securities and Exchange Commission on November 18, 2010

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number 811-4786

Ariel Investment Trust
(Exact name of registrant as specified in charter)

200 East Randolph Drive
Suite 2900
Chicago, Illinois, 60601
(Address of principal executive offices) (Zip code)

Mareile Cusack
200 East Randolph Drive
Suite 2900
Chicago, Illinois 60601
(Name and address of agent for service)

with a copy to:

Arthur Don, Esq.
Greenberg Traurig, LLP
77 West Wacker Drive
Suite 3100
Chicago, IL 60601

Registrant's telephone number, including area code: (312) 726-0140

Date of fiscal year end: September 30, 2010
Date of reporting period:  September 30, 2010

Item 1. Reports to Stockholders.

The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (the “Act”) (17 CFR 270.30e-1).

Ariel Fund
Ariel Appreciation Fund
Ariel Focus Fund

THE PATIENT INVESTOR

Annual Report
September 30, 2010

ARIEL INVESTMENTS

One of Ariel Investments’ guiding principles is to communicate openly with our shareholders so they may gain a clear understanding of our investment philosophy, portfolio decisions and results, as well as our opinions on the underlying market.  In reviewing the materials contained in The Patient Investor and this Annual Report, please consider the information provided on this page.  While our investment decisions are rooted in detailed analysis, it is important to point out that actual results can differ significantly from those we seek.  We candidly discuss a number of individual companies.

Our opinions are current as of the date they were written but are subject to change.  We want to remind investors that the information in this report is not sufficient on which to base an invest -ment decision and should not be considered a recommendation to purchase or sell any particular security.  Ariel Fund and Ariel Appreciation Fund invest primarily in small and mid-sized companies.  Investing in small and midcap stocks is riskier and more volatile than investing in large cap stocks, in part because smaller companies may not have the scale, depth of resources and other assets of larger firms.  Additionally, Ariel Focus Fund invests in large-capitalization stock and is a non-diversified fund, which means its investments are concentrated in fewer names than diversified funds, such as Ariel Fund and Ariel Appreciation Fund.  Ariel Focus Fund generally holds 20 stocks and therefore may be more volatile than a more diversified investment.  Equity investments are affected by market conditions.

Performance data quoted is past performance and does not guarantee future results.  The performance stated in this document assumes the reinvestment of dividends and capital gains.  We caution shareholders that we can never predict or assure future returns on investments.  The investment return and principal value of an investment with our Funds will fluctuate over time so that your shares, when redeemed, may be worth more or less than their original cost.  Current performance may be lower or higher than the performance data quoted in this report.  For the period ended September 30, 2010, the average annual total returns for the one-, five- and ten-year periods for Ariel Fund and Ariel Appreciation Fund were +19.58%, +0.02% and +6.91%; and +17.64%, +2.72% and +6.93%, respectively.  For the period ended September 30, 2010, the average annual total returns of Ariel Focus Fund for the one-, five- and since inception (June 30, 2005) periods were+8.37%, -0.35% and +0.10%.  To access our performance data current to the most recent month-end, visit our website, arielinvestments.com.

As of September 30, 2009, as shown in the Funds’ current prospectus, Ariel Fund, Ariel Appreciation Fund and Ariel Focus Fund have annual expense ratios of 1.14% and 1.25%, respectively.  As of  September 30, 2009, as shown in the Funds’ current prospectus, Ariel Focus Fund has an annual net expense ratio of 1.25% and a gross expense ratio of 1.87%.  As of September 30, 2010, Ariel Fund and Ariel Appreciation Fund had annual expense ratios of 1.06% and 1.18%, respectively.  As of September 30, 2010, Ariel Focus Fund had an annual net expense ratio of 1.25% and a gross expense ratio of 1.58%.  The Fund’s adviser, Ariel Investments, LLC is contractually obligated to waive fees or reimburse expenses in order to limit Ariel Focus Fund’s total annual operating expenses to 1.25% of net assets through the end of the fiscal year ending September 30, 2012.  After that date, there is no assurance such expenses will be limited.

Investors should consider carefully the investment objectives, risks, and charges and expenses before investing.  For a current summary prospectus or full prospectus which contains this and other information about the Funds offered by Ariel Investment Trust, call us at 800.292.7435 or visit our website, arielinvestments.com.  Please read the summary prospectus or full prospectus carefully before investing.  Distributed by Ariel Distributors, LLC, a wholly owned subsidiary of Ariel Investments, LLC.

ARIEL INVESTMENT TRUST
c/o U.S. Bancorp Fund Services, LLC
P.O. Box 701 Milwaukee, WI 53201-0701

800.292.7435 | arielinvestments.com

Turtle Talk Year-end planning

We will begin mailing your 2010 tax forms at the end of January 2011.  As a shareholder, you may receive one or more of the following forms depending on the type of account you have with us:

Form	Description

Reports taxable ordinary income qualified dividends and capital gains
Form 1099 DIV (mailed by January 31, 2011)	distributed to non-retirement accounts. You will not receive this form if you only have a retirement account (e.g., IRA) or your distributions per fund are less than $10.
Form 1099-B (mailed by January 31, 2011)	Reports redemptions or exchanges from non-retirement accounts.
Form 1099-Q (mailed by January 31, 2011)	Reports withdrawals from education savings accounts (e.g., Coverdell accounts).
Reports withdrawals from retirement accounts. This form also reports
Form 1099-R (mailed by January 31, 2011)	re-characterizations, rollovers, conversions or excess contribution removals.
Reports contributions made to retirement (5498) and education savings
Form 5498 and Form 5498-ESA (mailed by May 31, 2011)	accounts (5498-ESA) through the April 15, 2010 tax deadline.

Take advantage of eDelivery

Instead of waiting for your tax forms to come through the mail, access your tax forms sooner by signing up for eDelivery service.  With eDelivery, you can receive your tax forms, fund reports, prospectuses and proxies online rather than by regular mail.  Taking advantage of this service not only decreases the clutter in your mailbox, but it also reduces Fund expenses by lowering printing and postage costs.  And best of all, eDelivery is fast, safe and free!

Performance data quoted represents past performance.  Past performance does not guarantee future results.  All performance assumes reinvestment of dividends and capital gains.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance may be lower or higher than the performance data quoted.  Performance data current to the most recent month end may be obtained by visiting our website, arielinvestments.com.

Dear Fellow Shareholder: For the quarter ended September 30, 2010, both Ariel Fund and Ariel Appreciation Fund posted big gains and continued on the upward trajectory that began when the market bottomed on March 9, 2009.  More specifically, the small-to-mid sized companies comprising Ariel Fund surged +18.47% versus +11.39% for the Russell 2500 Value Index, +12.22% for the Russell 2500 Index and +11.29% for the broad market as measured by the S&P 500 Index.  In a nutshell, our company fundamentals were strong, as demonstrated by the fact that 91% of Ariel Fund’s holdings met or beat earnings expectations during the quarter.  Meanwhile, Ariel Appreciation Fund also did quite well rising +16.10% during the quarter versus +12.13% for the Russell Midcap Value Index and +13.31% for the Russell Midcap Index with strong contributions coming from our financial and producer durables names.

In many ways, these recent gains do not surprise us.  When the market retreated during the second quarter, we proclaimed a “short-term reversal of fortune” while acknowledging that our “remarkable progress [had] temporarily stall[ed].”1 At the same time, we noted “setbacks [were] to be expected” and remained convinced the market and our stocks would do well because, “[companies were] leaner, more productive, financially stronger and better positioned than any time in recent years.”2 Our confidence was rooted in our bottom-up research, specifically, from our ongoing conversations with company management teams who repeatedly expressed optimism about their businesses’ recoveries.  While many equity investors retreated in the face of uncertain economic data and market volatility, we continued to rely on company-specific facts to drive our decisions including the lack of earnings disappointments.  This led us to keep buying more of our weakest names on tough days and pare back on our winners as they rallied a process that has historically worked well for us.  It is important to note, this most basic “buy low, sell high” strategy has propelled Ariel Fund up a total of +177.48% from the March 9, 2009 market bottom through September 30, 2010, versus +107.00% for the Russell 2500 Value Index and +104.35% for the Russell 2500 Index.  Similarly, Ariel Appreciation Fund has gained +140.68% in total from those March 2009 lows versus +114.12% for the Russell Midcap Value Index and +105.99% for the Russell Midcap Index.

Works in Progress
Although it is easy to get swept up in a moment of market outperformance, we know extended success in the investment business requires humility.  With this in mind, we view ourselves, our investment process and our track record as works in progress.

The Patient Investor	September 30, 2010	2	Slow and Steady Wins the Race

To that end, our never-ending goal is to maintain a learning culture committed to excellence.  As such, we wholeheartedly agree with Laurence Gonzales, author of one of our favorite books, Deep Survival, who explains, “Those who gain experience while retaining a firm hold on a beginner’s state of mind become long-term survivors.”3 In this context, a “beginner’s mind” is one that is completely open to new ideas and new information.  To ensure the ongoing growth and development that will enable us to maintain a beginner’s mind and not just be “long-term survivors” but long-term winners, we study our competition; seek out top academics who have pioneered new ideas; read ferociously and extensively to gain perspective; and constantly challenge ourselves to improve.  As Gonzales implores, “…to stop being a student [is] to stop living.”4 It is against this backdrop that we have zeroed in on two ideas that represent enhancements to our investment process.

“In a nutshell, our company
fundamentals were strong, as
demonstrated by the fact that 91%
of Ariel Fund’s holdings met or
beat earnings expectations…”

The Devil is in the Details
As long-time students of behavioral finance, we know human beings have a tendency to fall prey to a concept known as predisposition to hear information that one’s point of view and to ignore information that runs contrary to that same view.  Since we recognize many people have a propensity to anchor in their own beliefs even from time to time those of us who are trained not to do so we have formalized the role of the devil’s advocate to force a structured dissenting view in our investment meetings.  In these meetings, the devil’s advocate is charged with making the bear case for a stock either currently in our portfolio or one that is up for consideration.  While our research reports have always addressed opposing arguments, by designating another senior member of our team to argue against an idea with the same rigor with which it was researched by the industry specialist, we ensure a balanced argument is not only presented but also heard.  There are other benefits as well.  The tends to be less emotional and personal since the analyst following the stock knows their teammate has been charged with attacking their thesis and not them.  Additionally, the process creates another de facto expert on the name.  While the devil’s advocate practice may or may not lead to a change in our point of view, it tends to help us better understand a company’s risks.

“To ensure [our] ongoing
growth and development…
we study our competition;
seek out top academics who
have pioneered new ideas; read
ferociously and extensively to
gain perspective; and constantly
challenge ourselves to improve.”

One recent example, Tim Fidler was charged to be the devil’s advocate on Baxter Intl Inc.  (BAX) a long-held Ariel name thoughtfully researched by Sabrina Carollo since we bought it seven years ago.  bias, which is a Like many of our health care names that have not yet come to life in the market rebound, we wanted to see if our investment thesis was sound or simply biased by the relative cheapness of the name and the category.  In the case of Baxter, Wall Street has been focused on pricing and inventory levels for the company’s plasma product used for immune deficiencies and neurological disorders.  Tim helped us to better focus on Advate, one of the company’s biggest profit contributors.  Specifically, the profits from this drug for hemophilia type A patients could be at risk should competitors enter the fray.  Ultimately, however, we were reassured by Sabrina’s independent verifications, which confirmed substantial barriers to entry related to the product most notably the body’s tendency to reject substitutes.  In this case, the devil’s advocate offered added scrutiny to our investment thesis which remains intact.

3

“By studying how a company’s
bonds are trading, we can consider
other signals the market might be
sending…we might discover the
proverbial canary in the coalmine
that suggests trouble ahead; or
conversely be presented with a
great buying opportunity…”

Taking Stock of Bonds
We have always prided ourselves on our rigorous balance sheet analysis in our assessment of our portfolio companies and the risks inherent to owning them.  In the wake of the devastation wreaked by the financial crisis, especially as it related to the liquidity crunch where access to capital disappeared for even the largest and strongest companies, we turned up the intensity on debt an intensity that remains in a heightened state even as the crisis subsided.  A look back on our results since the market bottom illustrates this added scrutiny was not a factor but the factor driving our stocks that rebounded the most.  In 2008 and early 2009, a number of our names were beaten down by the perception they could not meet their debt obligations.  Since then they have been driven up as it became increasingly apparent to others that they would pay in full (as we expected).

In the spirit of our learning culture, we now more closely analyze how the market is treating the fixed-income securities of our companies as opposed to only zeroing in on debt/credit analysis as we have done in times past.  In short, we are asking ourselves a very simple question, “what is the bond market telling us?” By studying how a company’s bonds are trading, we can consider other signals the market might be sending.  Accordingly, we might discover the proverbial canary in the coalmine that suggests trouble ahead; or conversely be presented with a great buying opportunity if our work indicates the bond market is wrong.  To this end, we actively monitor and track how credit instruments are trading by examining two issues: (1) if there is a downturn in a company’s bond price; and (2) if there is an increase in the price of credit protection for the debt instruments (also known as credit default swaps).  Using these two data points, we determine our own proprietary debt rating for the fixed-income securities of each and every company in our portfolios each quarter or as necessary if presented with new information.  We purposefully do not rely on credit agencies because they tend to be susceptible to anchoring and are slow to downgrade or upgrade a company’s debt.  Additionally, as an added risk control, we generally will not buy any new issue whose internally calculated debt rating is below BB-.  It is important to note that we are convinced our fundamental, bottom-up research effort is augmented by this added layer of scrutiny.

Case in point, in 2009 the credit default swaps for Royal Caribbean Cruises Ltd. (RCL) were priced as if Royal was likely to default on its debt.  We saw this and dug deeper into the numbers.  In so doing, we were able to determine that 80% of Royal’s financing for new ships was guaranteed by the country of Finland, which holds a triple-A credit rating.  Finland was more than willing to guarantee newly purchased boats to protect its important ship-building industry.  With a triple-A guarantor as well as hard assets that could be used as collateral at any time, the risk of Royal’s default seemed remote to us.  Once Finland’s obligation was better understood by the Street, the bond market became fixated on the remaining 20% of the financing many thought was still outstanding.  As a result, the company’s bonds traded as low as $0.45.  We knew this 20% had already been pre-paid by Royal over a three-year period while the main ship in question was being built meaning there was no default risk at all.  This only furthered our resolve on the opportunity at hand.  We aggressively bought shares between January and March of 2009 at single-digit prices.  Not surprisingly, the bonds now trade at par ($1.00), and the stock has also recovered to pre-crisis levels.

arielinvestments.com	4	800.292.7435

“…we remain as bullish as we
have been these past 18 months
convinced that the economic
recovery will continue to
get its sea legs…”

More to Come
According to The New York Times, “The financial markets have seemed on the verge of something big for months, with investors divided about whether the breakthrough would be the result of something good or something bad.”5 From our vantage point, with the combination of fear and loathing that continues to loom large, the environment has felt like a market on the verge of a nervous breakdown.  As a result, individual investors remain sidelined, still remembering a time Alan Abelson called, “Between Awful and Worse.”6

This perspective may suggest we too, are gloomy but we most definitely are not.  In fact, we remain as bullish as we have been these past 18 months convinced that the economic recovery will continue to get its sea legs, companies will eventually put those mountains of cash to work, unemployment will slowly but surely start to trend down and patient investors, open to learning, growing and improving, will continue to be rewarded.

Portfolio Comings and Goings
During the quarter we initiated a position in Ariel Fund in the Washington Post Co. (WPO), a compilation of great brands in both the education and media space.  The company’s flagship brands are Kaplan, one of the world’s largest providers of educational services, and The Washington Post, one of the nation’s leading daily newspapers.  Recent fears surrounding pending for-profit education regulation and a secular shift away from traditional media have pressured the stock lately.  This provided an opportunity for long-term investors to own a well-positioned leader in the education space, while its proven leadership works to stabilize its once-prized media brands.  We exited our positions in Hewitt Associates, Inc. (HEW) on the good news of its planned acquisition by Aon Corporation (AON), as well as insurance company Markel Corp. (MkL) in order to pursue more compelling opportunities.

We did not add any new positions to Ariel Appreciation Fund during the quarter, but we exited our position  in Hewitt Associates.

As always, we appreciate the opportunity to serve  you and welcome any questions or comments you  might have.  You can also contact us directly at email@arielinvestments.com.

Sincerely,

John W. Rogers, Jr. Chairman and CEO	Mellody Hobson President

1  Ariel Fund/Ariel Appreciation Fund Shareholder Letter, June 30, 2010.
2  Ariel Fund/Ariel Appreciation Fund Shareholder Letter, June 30, 2010.
3  Deep Survival by Laurence Gonzales, page 267.
4  Deep Survival by Laurence Gonzales, page 246.
5  The New York Times, October 10, 2010, page 11.
6  Barron’s, March 9, 2009, page 3.

Not part of the Annual Report	5	Slow and Steady Wins the Race

Ariel Fund Portfolio Management Discussion (ARGFX)

Market Conditions: A Year in Review
Last year at this time we were describing a roller coaster ride beginning with a huge downward drop followed by a fast climb sharply upward.  This time around it has felt like a very different ride: lots of sharp short climbs up and plenty of steep but brief falls.  Over the twelve-month period the broad market as measured by the S&P 500 Index has had five negative months and seven positive ones.  Those up and down swings, though, have been big: in only three months has the S&P 500 shifted less than 2%, while it has moved more than 5% six times.  That is a very choppy environment, and we think we understand why.

While the market is often pulled by the forces of fear and greed, this past year it has been pulled by two different perspectives: the “macro” and the “micro.” Very shortly after the economy and market pulled itself off the floor last spring, worries began to circulate about the strength and duration of the recovery.  Those concerns would bubble to the top from time to time and drove the market’s steep downdraft from late April through early July.  At the time, concerns surrounding European sovereign debt, the “death” of the American consumer, and stubbornly high U.S. unemployment rates all prompted a widespread fear of a dreaded double-dip recession.  All the while, however, corporate earnings were rising and beating expectations.  Indeed, as headlines portended doom, our management teams kept telling us their businesses were recovering.  As pure bottom-up stock pickers, the choice for us was easy: listen to the managers of the companies we own.  In so doing, we were able to outperform.

Going forward, we continue to maintain our overall positioning.  That is, we are in the midst of a recovery from one of the worst economic and market downturns in modern American history.  Although the road back has not been as smooth as we hoped, the economy is growing (albeit slowly).  In our view, normalcy will return sooner than many believe.

Inside Our Results
Ariel Fund outperformed its primary Russell 2500 Value Index by +4.84% over the trailing one-year period.  Our consumer discretionary stocks helped our results, while our financial services stocks were weak.  While the crowd believed Americans’ discretionary spending would fall across the board, we felt some consumer discretionary companies would hold up well.  Sotheby’s (BID) surged a remarkable +115.33% and Royal Caribbean Cruises Ltd. (RCL) gained +30.94%.  With companies spending more heavily on advertising, Interpublic Group of Cos., Inc. (IPG) leapt +33.38%.

Financial services companies are generally in much better shape than they were two years ago, but many believe several tough years lie ahead.  Some small banks in particular seem to be having a tougher time in the recovery.  Within our portfolio PrivateBancorp, Inc. (PVTB) lost -53.27%, for instance.  Another weak- performing financial services stock in the portfolio was asset manager Janus Capital Group Inc. (JNS), which fell -22.54%.  We do not believe either franchise is impaired and plan to remain patient as they recover.

arielinvestments.com	6

Ariel Fund Performance Summary	Inception: November 6, 1986

ABOUT THE FUND

The no-load Ariel Fund pursues long-term capital appreciation by investing in undervalued companies that show strong potential for growth.  The Fund primarily invests in companies with market capitalizations between $1 billion and $5 billion.

AVERAGE ANNUAL TOTAL RETURNS as of September 30, 2010
	3rd		1	3	5	10	Life
	Quarter	YTD	Year	Year	Year	Year	of Fund
Ariel Fund	18.47%	10.94%	19.58%	-4.35%	0.02%	6.91%	10.93%
Russell 2500 Value Index	11.39%	9.64%	14.74%	-3.96%	1.38%	8.02%	10.87%
Russell 2500 Index	12.22%	10.32%	15.92%	-3.57%	2.36%	5.11%	10.04%
S&P 500 Index	11.29%	3.89%	10.16%	-7.16%	0.64%	-0.43%	9.15%
Past performance does not guarantee future results.

COMPOSTION OF EQUITY HOLDINGS

		Russell
		2500	Russell	S&P
	Ariel	Value	2500	500
	Fund†	Index	Index	Index

Consumer
discretionary & services	42.32%	10.72%	15.61%	12.24%

Financial services	26.48%	33.62%	22.21%	16.50%

Producer durables	10.42%	11.14%	13.82%	11.09%

Consumer staples	8.21%	3.78%	3.26%	9.77%

Health care	7.40%	5.99%	10.78%	11.58%

Materials & processing	3.01%	8.13%	8.13%	3.91%

Technology	2.16%	7.24%	12.90%	17.21%

Utilities	0.00%	12.45%	7.27%	6.69%

Energy	0.00%	6.94%	6.01%	11.02%

† Sector weightings are calculated based on equity holdings in the
Fund and exclude cash in order to make a relevant comparison to to the indexes.

Expense Ratio
As of 9/30/2010	1.06%

7	Slow and Steady Wins the Race

TOP TEN EQUITY HOLDINGS
1	Lazard Ltd	4.2%	6	Hospira, Inc.	3.9%
	International financial advisory and			Diversified healthcare company
	asset management firm			specializing in injectable pharmaceuticals
				and medication delivery products
2	Janus Capital Group Inc.	4.2%
	Investment management company		7	Mohawk Industries, Inc.	3.6%
	primarily focused on growth investing			Oldest leading manufacturer of
				carpet, tile,andwoodfloor
3	Jones Lang LaSalle Inc.	4.1%		coverings
	Leading commercial real estate
	servicesfirm		8	Stanley Black & Decker, Inc.	3.6%
				Global manufacturer of hand tools,
4	CBS Corp.	4.1%		power tools, hardware, and home
	Mass media company with television,			improvement products
	radio, billboard, and publishing divisions
			9	Gannett Co., Inc.	3.5%
5	Interpublic Group of Cos., Inc.	4.0%		Largest U.S. newspaper company
	Global holding company of advertising			and publisher of USA Today
	and marketing services companies
			10	CB Richard Ellis Group, Inc.	3.5%
				The world’s largest commercial
				real estate services firm

Performance data quoted is past performance and does not guarantee future results.  The performance stated in this document assumes the reinvestment of dividends and capital gains.  We caution shareholders that we can never predict or assure future returns on investments.  The investment return and principal value of an investment with our Funds will fluctuate over time so that your shares, when redeemed, may be worth more or less than their original cost.  Current performance may be lower or higher than the performance data quoted in this report.  To access our performance data current to the most recent month-end, visit our website, arielinvestments.com.  The graph and performance table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Russell 2500® Value Index measures the performance of small and mid-sized, value-oriented companies with lower price-to-earnings ratios.  The Russell 2500® Index measures the performance of small and mid-sized companies.  The S&P 500 is a broad market-weighted index dominated by blue-chip stocks.  All indexes are unmanaged, and an investor cannot invest directly in an index.  Total return does not reflect a maximum 4.75% sales load charged prior to 7/15/94.

8	Slow and Steady Wins the Race

Ariel Fund Statistical Summary											(unaudited)

			52-Week Range		Earnings per Share			P/E Calendar
					2008	2009	2010	2008	2009	2010	Market
	Ticker	Price			Actual	Actual	Estimated	Actual	Actual	Estimated	Cap.
Company	Symbol	9/30/10	Low	High	Calendar	Calendar	Calendar	P/E	P/E	P/E	($MM)
Interface, Inc.	IFSIA	14.23	6.90	14.62	0.82	0.28	0.50	17.4	50.8	28.5	809
PrivateBancorp, Inc.	PVTB	11.39	8.33	24.98	(3.16)	(0.95)	(0.77)	NM	NM	NM	813
Fair Isaac Corp.	FICO	24.66	17.63	27.00	1.64	1.34	1.50	15.0	18.4	16.4	1,029
Brink's Co.	BCO	23.00	18.30	29.59	2.91	1.76	1.56	7.9	13.1	14.7	1,079
Herman Miller, Inc.	MLHR	19.68	14.71	22.50	2.59	0.84	0.79	7.6	23.4	24.9	1,123
Meredith Corp.	MDP	33.31	25.83	38.08	2.72	1.78	2.64	12.2	18.7	12.6	1,215
Brady Corp.	BRC	29.17	24.22	35.37	2.22	1.85	2.07	13.1	15.8	14.1	1,426
Anixter Intl Inc.	AXE	53.99	38.22	54.99	5.80	(0.83)	3.53	9.3	NM	15.3	1,824
Janus Capital Group Inc.	JNS	10.95	8.63	16.06	0.86	0.45	0.73	12.7	24.3	15.0	2,011
Bio-Rad Laboratories, Inc.	BIO	90.51	80.00	125.01	5.38	6.08	5.94	16.8	14.9	15.2	2,041
Sotheby's	BID	36.82	15.20	40.00	0.57	0.22	1.84	64.6	167.4	20.0	2,467
City National Corp.	CYN	53.07	36.43	64.30	2.11	0.50	1.75	25.2	106.1	30.3	2,765
Washington Post Co.	WPO	399.41	295.56	547.58	28.49	19.13	28.17	14.0	20.9	14.2	2,890
IDEX Corp.	IEX	35.51	26.08	36.24	1.67	1.61	2.05	21.3	22.1	17.3	2,893
Gannett Co., Inc.	GCI	12.23	9.53	19.69	3.16	1.75	2.55	3.9	7.0	4.8	2,918
HCC Insurance Holdings, Inc.	HCC	26.09	23.85	29.01	2.81	3.11	2.76	9.3	8.4	9.5	3,006
Constellation Brands, Inc.	STZ	17.69	14.60	18.87	1.73	1.62	1.79	10.2	10.9	9.9	3,312
DeVry Inc.	DV	49.21	36.34	74.36	2.07	3.00	4.15	23.8	16.4	11.9	3,481
Mohawk Industries, Inc.	MHK	53.30	39.84	66.93	4.42	2.61	3.43	12.1	20.4	15.5	3,656
Jones Lang LaSalle Inc.	JLL	86.27	43.46	88.08	3.24	1.82	3.54	26.6	47.4	24.4	3,678
Dun & Bradstreet Corp.	DNB	74.14	65.34	84.95	5.58	5.99	5.65	13.3	12.4	13.1	3,711
Lazard Ltd	LAZ	35.08	25.70	44.62	0.06	(1.68)	2.00	584.7	NM	17.5	4,059
International Game Technology	IGT	14.45	13.65	22.42	1.12	0.89	0.88	12.9	16.2	16.4	4,308
Energizer Holdings, Inc.	ENR	67.23	49.25	72.60	5.98	5.12	5.76	11.2	13.1	11.7	4,719
Interpublic Group of Cos., Inc.	IPG	10.03	5.71	12.40	0.52	0.19	0.46	19.3	52.8	21.8	4,903
Newell Rubbermaid Inc.	NWL	17.81	13.11	18.17	1.24	1.30	1.50	14.4	13.7	11.9	4,957
McCormick & Co., Inc.	MKC	42.04	32.94	42.85	2.14	2.35	2.60	19.6	17.9	16.2	5,076
CB Richard Ellis Group, Inc.	CBG	18.28	9.98	19.00	0.74	0.18	0.66	24.7	101.6	27.7	5,882
Tiffany & Co.	TIF	46.99	35.81	52.19	2.33	2.06	2.58	20.2	22.8	18.2	5,933
Royal Caribbean Cruises Ltd.	RCL	31.53	18.95	38.12	2.68	0.75	2.27	11.8	42.0	13.9	6,783
J.M. Smucker Co.	SJM	60.53	51.19	63.75	3.45	4.24	4.57	17.5	14.3	13.2	7,234
Nordstrom, Inc.	JWN	37.20	28.44	46.22	1.91	1.94	2.56	19.5	19.2	14.5	8,153
Hospira, Inc.	HSP	57.01	42.81	59.75	2.53	3.11	3.50	22.5	18.3	16.3	9,538
CBS Corp.	CBS	15.86	11.29	16.98	1.91	0.65	1.25	8.3	24.4	12.7	9,990
Stanley Black & Decker, Inc.	SWK	61.28	40.90	66.27	3.31	2.97	3.49	18.5	20.6	17.6	10,152

Note: Holdings are as of September 30, 2010.  All earnings per share numbers are fully diluted. Such numbers are from continuing operations and are adjusted for non-recurring items.  All estimates of future earnings per share shown in this table are prepared by Ariel Investments research analysts as of September 30, 2010. P/E ratios are based on earnings stated and September 30, 2010 stock price.  NM=Not Meaningful.

arielinvestments.com 800.292.7435	9

The Washington Post (NYSE: WPO) 1150 15th Street NW Washington, DC 20071 202.334.6000 washpostco.com

Founded in 1877, the Washington Post Co., held in Ariel Fund, has evolved into both a diversified media company and a leading provider of post-secondary education.  The Washington Post remains the most-circulated newspaper in the D.C.  metropolitan area, while washingtonpost.com is a top 10 news website with nine million unique monthly visitors.  The company has a significant presence in cable and television broadcasting, which provide diversification to its media offerings.  However, the key milestone in the evolution of the Washington Post was the acquisition of Kaplan in 1984.  A leader in post-secondary education and test preparation services, Kaplan has grown to be the largest driver of profits for the company.  And yet, two unrelated headwinds have created, in our view, a perfect storm of pessimism surrounding the Washington Post.

Kaplan in the Crosshairs
While others may be focused on speculated regulation in the for-profit education industry, we think Kaplan provides valuable education to its students and is therefore a very valuable business.  Graduating more than 250,000 students over the past decade largely single parents and low-income workers Kaplan provides real value to those who need it most.  The facts are simple: students at for-profit institutions graduate at a higher rate, with greater increases in salary, and at a fraction of the cost to the taxpayer than students at comparable non-profit institutions.  And yet, the current stock price seems to reflect no value for this business.  We love getting great businesses for free.

More than just the Post
Many believe print newspapers have a grim future, but the Washington Post is much more than a traditional newspaper publisher.  In addition to its much-frequented website, its cable business serves approximately 670,000 Cable ONE subscribers across 19 states.  Its television broadcasting business includes six stations in Florida, Michigan and Texas.  The profitability of these three segments combined provides an impressive complement to the capital resources at management’s disposal.

Buffett and Graham at the Helm
Chairman Warren Buffett and CEO Don Graham provide the seasoned leadership necessary to navigate toward a bright future.  They had the early foresight to evolve the existing media platforms and streamline the print newspaper operations.  By acquiring Kaplan, they re-positioned the company to participate in one of the fastest-growing and most-profitable of the last decade.  As a result, the company’s financial position is rock-solid with an overfunded pension worth $45 per share, excess cash of $71 per share and free cash flow of over $43 per share available to benefit shareholders.

Clouds Create Opportunity
While the for-profit education industry garners the negative headlines, we view the looming pessimism as a tremendous opportunity.  On the education front, while Kaplan is profitable and healthy, post-secondary educators especially community colleges are increasingly strained.  For its media businesses, as the economy improves, advertising dollars are already flowing back to companies that can offer a media platform.  As of September 30, 2010, shares traded at $399.41, a 37% discount to our private market value of $629.31.

10	Slow and Steady Wins the Race

Ariel Appreciation Fund Portfolio Management Discussion (CAAPX)

Market Conditions: A Year in Review
Last year at this time we were describing a roller coaster ride beginning with a huge downward drop followed by a fast climb sharply upward.  This time around it has felt like a very different ride: lots of sharp short climbs up and plenty of steep but brief falls.  Over the twelve-month period the broad market as measured by the S&P 500 Index has had five negative months and seven positive ones.  Those up and down swings, though, have been big: in only three months has the S&P 500 shifted less than 2%, while it has moved more than 5% six times.  That is a very choppy environment, and we think we understand why.

While the market is often pulled by the forces of fear and greed, this past year it has been pulled by two different perspectives: the “macro” and the “micro.” Very shortly after the economy and market pulled itself off the floor last spring, worries began to circulate about the strength and duration of the recovery.  Those concerns would bubble to the top from time to time and drove the market’s steep downdraft from late April through early July.  At the time, concerns surrounding European sovereign debt, the “death” of the American consumer, and stubbornly high U.S. unemployment rates all prompted a widespread fear of a dreaded double-dip recession.  All the while, however, corporate earnings were rising and beating expectations.  Indeed, as headlines portended doom, our management teams kept telling us their businesses were recovering.  As pure bottom-up stock pickers, the choice for us was easy: listen to the managers of the companies we own.  In so doing, we were able to outperform.

Going forward, we continue to maintain our overall positioning.  That is, we are in the midst of a recovery from one of the worst economic and market downturns in modern American history.  Although the road back has not been as smooth as we hoped, the economy is growing (albeit slowly).  In our view, normalcy will return sooner than many believe.

Inside Our Results
Ariel Appreciation Fund outperformed its primary Russell Mid Cap Value Index by +0.71% over the trailing one-year period.  Our financial services names helped, while our health care stocks were the most significant source of weakness.  The cloud hanging over banks last year caused much of the sector to be beaten down allowing us to benefit by holding onto non-bank financials.  Chief among this group were our real estate specialists, Jones Lang LaSalle Inc. (JLL) and  CB Richard Ellis Group, Inc. (CBG), which rose +82.70% and +55.71%, respectively.

In the short run, health care companies have suffered from two unrelated headwinds.  First, there has been uncertainty over the ultimate impact of health care reform.  Also, people have shown a surprising ability to delay procedures that should ultimately benefit them for the long run. Zimmer Holdings, Inc. (ZMH), which makes artificial hips and knees, fell -2.10%.  Baxter Intl Inc. (BAX), which fell -14.29%, suffered due to overall pessimism toward the area as well as doubts specifically about its franchise.  We think a pick-up in procedures is bound to occur; we do not believe people are choosing to forego them entirely.

arielinvestments.com	11

Ariel Appreciation Fund Performance Summary	Inception: December 1, 1989

ABOUT THE FUND

The no-load Ariel Appreciation Fund pursues long-term capital appreciation by investing in undervalued companies that show strong potential for growth.  The Fund primarily invests in companies with market capitalizations between $2.5 billion and $15 billion.

COMPOSTION OF EQUITY HOLDINGS

		Russell
	Ariel	Midcap	Russell	S&P
	Appreciation	Value	Midcap	500
	Fund†	Index	Index	Index

Consumer
discretionary & services	39.91%	11.14%	16.09%	12.24%

Financial services	29.72%	30.37%	20.51%	16.50%

Health care	15.50%	5.24%	8.56%	11.58%

Consumer staples	5.44%	7.15%	5.75%	9.77%

Producer durables	5.17%	10.59%	13.75%	11.09%

Technology	4.26%	4.45%	11.90%	17.21%

Utilities	0.00%	15.18%	8.64%	6.69%

Energy	0.00%	9.93%	8.08%	11.02%

Materials & processing	0.00%	5.94%	6.73%	3.91%

† Sector weightings are calculated based on equity holdings in the
Fund and exclude cash in order to make a relevant comparison to the indexes.

Expense Ratio
As of 9/30/2010	1.18%

AVERAGE ANNUAL TOTAL RETURNS as of September 30, 2010
	3rd		1	3	5	10	Life
	Quarter	YTD	Year	Year	Year	Year	of Fund
Ariel Appreciation Fund	16.10%	6.60%	17.64%	-1.06%	2.72%	6.93%	10.26%
Russell Midcap Value Index	12.13%	11.15%	16.93%	-4.78%	1.97%	7.80%	10.83%
Russell Midcap Index	13.31%	10.97%	17.54%	-4.16%	2.60%	4.86%	10.52%
S&P 500 Index	11.29%	3.89%	10.16%	-7.16%	0.64%	-0.43%	8.12%
Past performance does not guarantee future results.

12	Slow and Steady Wins the Race

TOP TEN EQUITY HOLDINGS
1	Viacom, Inc.	4.3%	6	Baxter Intl Inc.	3.5%
	Cable network and film			Global health care company that
	production company			develops, manufactures, and distributes
				a diversified lineofmedicalproducts
2	Northern Trust Corp.	3.9%
	Premier trust bank focused on asset		7	Mohawk Industries, Inc.	3.4%
	management, asset custodianship, and			Oldest leading manufacturer of
	private banking for high net worth families			carpet, tile, and wood floor coverings

3	Jones Lang LaSalle Inc.	3.8%	8	Interpublic Group of Cos., Inc.	3.4%
	Leading commercial real estate			Global holding company of advertising
	services firm			and marketing services companies

4	CBS Corp.	3.7%	9	Accenture plc	3.4%
	Mass media company with television,			Global management consultant
	radio, billboard, and publishing divisions			specializing in technology and
				outsourcing
5	Gannett Co., Inc.	3.6%
	Largest U.S. newspaper company		10	Janus Capital Group Inc.	3.3%
	and publisher of USA Today			Investment management company
				primarily focused on growth investing

Performance data quoted is past performance and does not guarantee future results.  The performance stated in this document assumes the reinvestment of dividends and capital gains.  We caution shareholders that we can never predict or assure future returns on investments.  The investment return and principal value of an investment with our Funds will fluctuate over time so that your shares, when redeemed, may be worth more or less than their original cost.  Current performance may be lower or higher than the performance data quoted in this report.  To access our performance data current to the most recent month-end, visit our website, arielinvestments.com.  The graph and performance table donotreflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Russell Midcap® Value Index measures the performance of mid-sized, value-oriented companies with lower price-to-earnings ratios.  The Russell Midcap® Index measures the performance of mid-sized companies.  The S&P 500 is a broad market-weighted index dominated by blue-chip stocks.  All indexes are unmanaged, and an investor cannot invest directly in an index.  Total return does not reflect a maximum 4.75% sales load charged prior to 7/15/94.

13	Slow and Steady Wins the Race

Ariel Appreciation Fund Statistical Summary											(unaudited)

			52-Week Range		Earnings per Share			P/E Calendar
					2008	2009	2010	2008	2009	2010	Market
	Ticker	Price			Actual	Actual	Estimated	Actual	Actual	Estimated	Cap.
Company	Symbol	9/30/10	Low	High	Calendar	Calendar	Calendar	P/E	P/E	P/E	($MM)
Anixter Intl Inc.	AXE	53.99	38.22	54.99	5.80	(0.83)	3.53	9.3	NM	15.3	1,824
Janus Capital Group Inc.	JNS	10.95	8.63	16.06	0.86	0.45	0.73	12.7	24.3	15.0	2,011
Bio-Rad Laboratories, Inc.	BIO	90.51	80.00	125.01	5.38	6.08	5.94	16.8	14.9	15.2	2,041
Sotheby's	BID	36.82	15.20	40.00	0.57	0.22	1.84	64.6	167.4	20.0	2,467
City National Corp.	CYN	53.07	36.43	64.30	2.11	0.50	1.75	25.2	106.1	30.3	2,765
Gannett Co., Inc.	GCI	12.23	9.53	19.69	3.16	1.75	2.55	3.9	7.0	4.8	2,918
DeVry Inc.	DV	49.21	36.34	74.36	2.07	3.00	4.15	23.8	16.4	11.9	3,481
Mohawk Industries, Inc.	MHK	53.30	39.84	66.93	4.42	2.61	3.43	12.1	20.4	15.5	3,656
Jones Lang LaSalle Inc.	JLL	86.27	43.46	88.08	3.24	1.82	3.54	26.6	47.4	24.4	3,678
Dun & Bradstreet Corp.	DNB	74.14	65.34	84.95	5.58	5.99	5.65	13.3	12.4	13.1	3,711
Lazard Ltd	LAZ	35.08	25.70	44.62	0.06	(1.68)	2.00	584.7	NM	17.5	4,059
International Game Technology	IGT	14.45	13.65	22.42	1.12	0.89	0.88	12.9	16.2	16.4	4,308
Energizer Holdings, Inc.	ENR	67.23	49.25	72.60	5.98	5.12	5.76	11.2	13.1	11.7	4,719
Interpublic Group of Cos., Inc.	IPG	10.03	5.71	12.40	0.52	0.19	0.46	19.3	52.8	21.8	4,903
McCormick & Co., Inc.	MKC	42.04	32.94	42.85	2.14	2.35	2.60	19.6	17.9	16.2	5,076
CB Richard Ellis Group, Inc.	CBG	18.28	9.98	19.00	0.74	0.18	0.66	24.7	101.6	27.7	5,882
Tiffany & Co.	TIF	46.99	35.81	52.19	2.33	2.06	2.58	20.2	22.8	18.2	5,933
J.M. Smucker Co.	SJM	60.53	51.19	63.75	3.45	4.24	4.57	17.5	14.3	13.2	7,234
Laboratory Corp. of America	LH	78.43	63.81	83.00	4.99	5.28	5.83	15.7	14.9	13.5	8,063
Nordstrom, Inc.	JWN	37.20	28.44	46.22	1.91	1.94	2.56	19.5	19.2	14.5	8,153
Mattel, Inc.	MAT	23.46	17.72	24.60	1.11	1.52	1.80	21.1	15.4	13.0	8,432
Clorox Co.	CLX	66.76	56.36	67.86	3.37	4.16	4.32	19.8	16.0	15.5	9,275
CBS Corp.	CBS	15.86	11.29	16.98	1.91	0.65	1.25	8.3	24.4	12.7	9,990
Stanley Black & Decker, Inc.	SWK	61.28	40.90	66.27	3.31	2.97	3.49	18.5	20.6	17.6	10,152
Zimmer Holdings, Inc.	ZMH	52.33	46.27	64.77	4.24	4.13	4.52	12.3	12.7	11.6	10,516
Northern Trust Corp.	NTRS	48.24	45.30	60.84	3.47	3.16	3.00	13.9	15.3	16.1	11,678
Omnicom Group Inc.	OMC	39.48	33.50	44.08	3.17	2.67	2.81	12.5	14.8	14.0	11,898
T. Rowe Price Group, Inc.	TROW	50.07	42.81	59.44	1.82	1.65	2.48	27.5	30.3	20.2	12,834
St. Jude Medical, Inc.	STJ	39.34	31.66	42.87	2.41	2.55	2.98	16.3	15.4	13.2	12,880
Thermo Fisher Scientific Inc.	TMO	47.88	41.74	57.40	3.16	3.05	3.44	15.2	15.7	13.9	19,508
Viacom, Inc.	VIA.B	36.19	27.04	37.07	2.13	2.43	3.12	17.0	14.9	11.6	20,128
Carnival Corp.	CCL	38.19	28.71	44.21	2.84	2.24	2.52	13.4	17.0	15.2	23,378
Illinois Tool Works Inc.	ITW	47.02	40.33	52.72	3.08	2.32	3.17	15.3	20.3	14.8	23,675
Franklin Resources, Inc.	BEN	106.90	84.00	121.90	5.97	4.49	6.60	17.9	23.8	16.2	24,095
AFLAC Inc.	AFL	51.71	39.82	56.56	3.92	4.85	5.24	13.2	10.7	9.9	24,346
Dell Inc.	DELL	12.96	11.34	17.52	1.38	1.08	1.27	9.4	12.0	10.2	25,223
Accenture plc	ACN	42.49	19.19	44.67	2.66	2.67	2.78	16.0	15.9	15.3	26,556
Baxter Intl Inc.	BAX	47.71	40.25	61.88	3.45	3.89	4.03	13.8	12.3	11.8	27,880

Note: Holdings are as of September 30, 2010.  All earnings per share numbers are fully diluted.  Such numbers are from continuing operations and are adjusted for non-recurring items.  All estimates of future earnings per share shown in this table are prepared by Ariel Investments research analysts as of September 30, 2010.  P/E ratios are based on earnings stated and September 30, 2010 stock price.  NM=Not Meaningful.

800.292.7435 arielinvestments.com	14

The J.M. Smucker Company (NYSE: SJM) 1 Strawberry Lane Orrville, OH 44667 888.550.9555 smuckers.com

In 1897, Jerome Monroe Smucker founded the J.M. Smucker Co., held in Ariel Fund and Ariel Appreciation Fund, in Orrville, Ohio to bring families together to share memorable meals and moments.  Four generations later, Smucker’s continues to pursue the same mission worldwide.  The company makes food products such as fruit spreads, peanut butter, coffee, dessert toppings, baking ingredients and beverages under world-class brands including Smucker’s, Jif, Folgers, Pillsbury and R.W. knudsen.

Family of Top Brands
The company has carefully constructed its product portfolio.  Management focuses on developing superior expertise among a narrow selection of categories.  That discipline allows the relatively small company to compete effectively with multinational food giants which have greater scale and larger advertising budgets.  Today, Smucker’s products hold one of the top three brand positions in every category in which the company competes.

Stock the Pantry with the “Center of the Store”
Co-Chief Executive Officers, Tim and Richard Smucker, have proven themselves to be great allocators of capital in their effort to control the center of the grocery store.  In the last 10 years, the company has acquired category leaders such as Jif peanut butter and Folgers coffee.  Today, Jif is the number one peanut butter brand in the U.S. and Folgers is the number one retail packaged coffee brand in the U.S.

The Folgers acquisition closed in late 2008 and Smucker’s completed full integration of the operations this year.  Despite the market’s misgivings, the Folgers acquisition has proven to be a home run for the company.  More specifically, Folgers has added more than $1.5 billion in sales and $550 million in operating profit, making retail coffee the largest and most profitable segment in Smucker’s portfolio.

Costly Coffee
During the third quarter, green coffee prices reached their highest levels in over a decade.  There was fear among investors that margins would suffer as green coffee now represents Smucker’s largest commodity exposure.  Management countered the steep hike in coffee costs by raising prices across its coffee portfolio during the third quarter.  This caused investors to be more pessimistic as they feared the company may experience a decrease in volume shipped.  To date, however, the volume of coffee shipped has not slowed.  Investors now fear grocers have increased inventory levels in anticipation of continued inflation of input costs and further increases in list prices.  But we think Smucker’s coffee products are relatively inexpensive household staples and a marginal increase in the list price will not affect a consumer’s love for the product.

The same holds true for much of Smucker’s portfolio.  We believe these economics combined with an excellent management team and superior brand positioning will drive steady long-term growth.

Bright Future
With a high level of cash on the balance sheet, the business is trading at 13.2x its expected fiscal year earnings.  As of September 30, 2010, shares traded at $60.53, a 20% discount to our private market value of $75.67.

15	Slow and Steady Wins the Race

Performance data quoted represents past performance.  Past performance does not guarantee future results.  All performance assumes reinvestment of dividends and capital gains.  The investment return and principal value of an investor’s shares, when redeemed, may be worth more or less than their aninvestmentwill original cost.  Current performance may be lower or higher than the performance data quoted.  Performance data current to the most recent month end may be obtained by visiting our website, arielinvestments.com.

Dear Fellow Shareholder: Ariel Focus Fund outperformed its primary benchmark and the broad market in the third quarter, increasing +12.17% versus a +10.13% rise for the Russell 1000 Value Index and +11.29% for the S&P 500 Index.

Every once in a while, a wonderful opportunity arises when bottom-up stock pickers like us get to benefit from a top-down market.  Sometimes, an overwhelming consensus develops on a series of macro factors producing opportunities in individual stocks.  This is the “crowded trade” phenomenon.  And this year, the pessimist trade got very crowded in the second quarter.  A consensus developed around a series of highly bearish economic forecasts: the economy was heading for a double-dip recession; private sector job growth would turn negative; companies would dramatically curtail advertising spending; the European banking system was heading for meltdown; Portugal, Ireland, Iceland, Greece and Spain were spiraling toward economic collapse; the American consumer was never going to spend again.  (We performed a search of the phrase “consumer is dead” and got 30 million hits.)

These consensus macro forecasts produced an avalanche of selling certain stocks.  Carnival Corp. (CCL) declined -31% from $44 to $30 in only 10 weeks from its high in April to the end of the second quarter on fears of declining vacation spending.  The advertising agency Interpublic Group of Cos., Inc. (IPG) declined -27% from $10 to $7 from its April high on fears of reduced corporate marketing.  The insurance company AFLAC Inc. (AFL) declined -33% from $57 to $40 over predictions of bond defaults in Greece and Ireland.  And yet, there was no specific bad news at any of these companies.

“Sometimes, an overwhelming
consensus develops on a
series of macro factors
producing opportunities in
individual stocks. This is the
“crowded trade” phenomenon.”

In fact, our conversations with management teams revealed increasing confidence in the recovery of their businesses and bewilderment with the decline of their stock prices.  Our calculations of intrinsic value for each of these three companies actually grew modestly during this period, reflecting growth in underlying cash flows.  During the first half of this year, we took advantage of this bottom-up opportunity caused by top-down pessimism by establishing a new position in Interpublic Group of Cos. and adding to our positions in Aflac and Carnival.

arielinvestments.com	16

“Since June, the macro headwinds
have subsided. Concern over the
economy is still high, but we hear
less talk of a double-dip recession.”

Since June, the macro headwinds have subsided.  Concern over the economy is still high, but we hear less talk of a double-dip recession.  Consumer spending has proven better than feared with nearly 80% of retailers beating same store sales expectations in September.  Also, talk of a meltdown in Europe is off the front page as Greece has refinanced at interest rates well below levels from this spring, and Northern Europe shows solid if not spectacular growth.  Media spending has also surprised the macro-bears.  Our estimate of same-client advertising spending at the companies we follow is running 5-6% above last year, well ahead of the 2-3% the naysayers were predicting.  And as the macro winds have calmed, Carnival, Aflac and Interpublic Group of Cos. have all outperformed nicely, increasing +26.66%, +21.90% and +40.67% in the third quarter.

It is important to emphasize: we are not saying we made good predictions about the outlook for consumer spending, European interest rates or corporate marketing outlays.  We are saying that a series of consensus macro predictions produced a series of crowded trades that opened up opportunities for bottom-up investors like ourselves.

In the third quarter, performance was also helped by the acquisition of Hewitt Associates, Inc. (HEW) by Aon Corporation (AON) at a stated price of $50 per share, a premium of approximately 41% over Hewitt’s previous closing price.  Hewitt was our second-largest holding at the time of the acquisition bid.  The company’s stock had long traded at a discount to our calculation of intrinsic value due, in our view, to an overemphasis on the company’s challenges in its BPO (business process outsourcing) unit and projections of slower growth due to reduced headcount at some of Hewitt’s customers.  Hewitt has recently come a long way in turning around profits in BPO and Aon saw an opportunity to grow its own HR consulting business.  We think the price paid by Aon was fair to both buyer and seller, and we exited our Hewitt position during the third quarter.

Even in the strong quarter, of course, we did have some underperforming holdings.  Specifically, we had laggards in the health care and broad banking sectors, and we also had one holding that lost value.  For example, even though the market was up, Lockheed Martin Corp.’s (LMT) stock declined -3.46% after a reduction in revenue and earnings guidance.  In health care, Covidien plc (COV), rose only +1.01% because the number of procedures performed in hospitals has been below expectations.  Overall, health care companies have experienced more sensitivity to the tough economic environment than expected; that phenomenon also held back Merck & Co., Inc. (MRk), which gained just +1.09% before we exited the position in early September.  A number of our banks underperformed largely due to concerns that as they pull away from their trading activities their profits will fall. Among this group Morgan Stanley (MS) rose just +6.53%, JPMorgan Chase & Co. (JPM) was up only +4.10% and Citigroup Inc. (C) was nearly flat with a +1.56% gain since we purchased the stock mid-quarter.

We will finish by noting that none of the commentary on macro trends implies that we are oblivious to the challenges currently facing the U.S. economy, particularly regarding the state and outlook for the job market.  People have lost their jobs, states are under massive budget pressures and the current federal deficit of $1.3 trillion is sobering.  That said, we believe the challenges facing the economy are well understood by the market and already priced into equity valuations.  We also believe our portfolio remains cheap at 11.2x forward earnings and a 32.4% discount to our calculation of intrinsic value.  We believe our outperformance will continue to come from taking advantage of single-stock opportunities presented to us by a market that sometimes cannot see individual trees for the forest.

17	Slow and Steady Wins the Race

 “...a series of consensus macro
predictions produced a series
of crowded trades that opened
up opportunities for bottom-up
investors like ourselves.”

Portfolio Comings and Goings

We added three new firmwide positions to Ariel Focus Fund in the third quarter.  Walgreen Co. (WAG) is the nation’s largest drugstore chain but has been facing headwinds from weak investor sentiment, lower pharmaceutical volumes and pricing competition from discount retailers.  Despite these short-term issues, we believe the demand for lower-cost drugs and more complex therapies may move away from expensive hospitals and physicians’ offices toward lower-cost alternatives.  A previous Ariel holding, we added global financial services firm Citigroup Inc. (C) to our large cap fund when its valuation dropped to an attractive level.  Lastly, we added Microsoft Corp. (MSFT), a global leader in enterprise and computer software products.  The company struggled with retail consumer share shifting to competitors such as Google Inc. (GOOG) and Apple Inc. (AAPL), although consumer-oriented products are a small part of the company’s business.  We viewed this as an opportunity to own a clear leader in the computer software industry with a strong brand, solid balance sheet and attractive free cash flows.  We exited our position in Hewitt Associates on the good news of its planned acquisition by Aon.  We also eliminated Hess Corp. (HES) and Merck & Co., Inc. (MRk) to pursue more compelling opportunities.

We appreciate your consideration and the opportunity to serve you and welcome any questions or comments you might have.  You can also contact us directly at email@arielinvestments.com.

Sincerely,

Charles k. Bobrinskoy Vice Chairman & Director of Research Co-Portfolio Manager	Timothy Fidler Senior Vice President, Investment Committee Co-Portfolio Manager

800.292.7435	18

Ariel Focus Fund Portfolio Management Discussion (ARFFX)

Market Conditions: A Year in Review
Last year at this time we were describing a roller coaster ride beginning with a huge downward drop followed by a fast climb sharply upward.  This time around it has felt like a very different ride: lots of sharp short climbs up and plenty of steep but brief falls.  Over the twelve-month period the broad market as measured by the S&P 500 Index has had five negative months and seven positive ones.  Those up and down swings, though, have been big: in only three months has the S&P 500 shifted less than 2%, while it has moved more than 5% six times.  That is a very choppy environment, and we think we understand why.

While the market is often pulled by the forces of fear and greed, this past year it has been pulled by two different perspectives: the “macro” and the “micro.” Very shortly after the economy and market pulled itself off the floor last spring, worries began to circulate about the strength and duration of the recovery.  Those concerns would bubble to the top from time to time and drove the market’s steep downdraft from late April through early July.  At the time, concerns surrounding European sovereign debt, the “death” of the American consumer, and stubbornly high U.S. unemployment rates all prompted a widespread fear of a dreaded double-dip recession.  All the while, however, corporate earnings were rising and beating expectations.  Indeed, as headlines portended doom, our management teams kept telling us their businesses were recovering.  As pure bottom-up stock pickers, the choice for us was easy: listen to the managers of the companies we own.  In so doing, we were able to outperform.

Going forward, we continue to maintain our overall positioning.  That is, we are in the midst of a recovery from one of the worst economic and market downturns in modern American history.  Although the road back has not been as smooth as we hoped, the economy is growing (albeit slowly).  In our view, normalcy will return sooner than many believe.

Inside Our Results
Ariel Focus Fund lagged its primary Russell 1000 Value Index by -0.53% over the trailing one-year period.  Our top area relative to the benchmark was producer durables, while our consumer discretionary stocks as a group were the worst detractors.  Producer durables is admittedly something of a grab-bag, comprising two very different success stories.  Our consulting firms did well; Accenture plc (ACN) rose +17.20% while Hewitt Associates, Inc. (HEW) surged +29.11% due to its take-over bid from Aon Corporation (AON).  We sold the latter after its stock price reflected its very likely acquisition.  Tool manufacturer Illinois Tool Works Inc. (ITW) rose +15.92% as its strong fundamental results during the recovery caught the market’s attention.

Most of our consumer discretionary stocks held up well, but two crimped returns substantially.  First, for-profit educator Apollo Group, Inc. (APOL) fell -30.30% as the uncertainties surrounding potential governmental regulation of student loans caused concern in the market.  This cloud is what has made this franchise cheap, and we continue to believe pessimism is overwrought.  Also, Toyota Motor Corp. (TM) fell -8.32% on concerns regarding safety issues as well as a lack of predictability around car-purchasing patterns.  The market is focusing simply on these issues, which has made the stocks very cheap in our view.  As the companies’ fundamental strength shows through we believe they will recover strongly.

arielinvestments.com .com	20

Ariel Focus Fund Performance Summary	Inception: June 30, 2005

ABOUT THE FUND

The no-load Ariel Focus Fund pursues long-term capital appreciation by investing in undervalued companies that show strong potential for growth.  The Fund primarily invests in companies with market capitalizations in excess of $10 billion.  Ariel Focus Fund is a non- diversified fund and holds approximately 20 securities.

COMPOSITION OF EQUITY HOLDINGS

		Russell
	Ariel	1000	S&P
	Focus	Value	500
	Fund†	Index	Index

Consumer discretionary
& services	24.70%	8.48%	12.24%

Financial services	24.26%	27.64%	16.50%

Health care	14.46%	13.39%	11.58%

Technology	13.57%	4.56%	17.21%

Producer durables	11.90%	9.08%	11.09%

Consumer staples	5.71%	9.64%	9.77%

Energy	5.40%	11.21%	11.02%

Utilities	0.00%	12.82%	6.69%

Materials & processing	0.00%	3.17%	3.91%

† Sector weightings are calculated based on equity holdings in the
Fund and exclude cash in order to make a relevant comparison to the indexes.

Expense Ratio
Net	1.25%*
Gross	1.58%*
*As of 9/30/10. The Adviser to the Funds, is contractually obligated to waive fees and reimburse expenses in order to limit Ariel Focus Fund’s total annual operating expenses to 1.25% of net assets through the end of the fiscal year ending September 30, 2012.  After that date, there is no assurance that such expenses will be limited.

AVERAGE ANNUAL TOTAL RETURNS as of September 30, 2010
	3rd		1	3	5	Life
	Quarter	YTD	Year	Year	Year	of Fund
Ariel Focus Fund	12.17%	0.96%	8.37%	-6.12%	-0.35%	0.10%
Russell 1000 Value Index	10.13%	4.49%	8.90%	-9.39%	-0.48%	0.26%
S&P 500 Index	11.29%	3.89%	10.16%	-7.16%	0.64%	1.29%
Past performance does not guarantee future results.

21	Slow and Steady Wins the Race

Top Ten Equity Holdings
1	Johnson & Johnson	5.9%	6	Bank of New York Mellon Corp.	4.4%
	Health care manufacturer that sells a			Specializes in asset and wealth
	broad offering of consumer products,			management plus custodial
	medical devices, and pharmaceuticals			servicing worldwide

2	International Business	5.6%	7	Tyco Intl Ltd.	4.4%
	Machines Corp.			Diversified manufacturing and
	Global IT software, hardware,			services provider of home alarm, fire
	and consulting company			safety, and various industrial products

3	Walgreen Co.	5.5%	8	Baxter Intl Inc.	4.4%
	Nation’s largest drugstore chain			Global health care company that
				develops, manufactures, and distributes
4	Omnicom Group Inc.	5.3%		a diversified line of medical products
	Leading global holding company
	of advertising and marketing		9	Apollo Group, Inc.	4.3%
	services companies			Nationwide private education provider
				specializing in online courses
5	Exxon Mobil Corp.	5.2%
	Engaged in the exploration,		10	Dell Inc.	4.2%
	production, transportation, and			Second largest personal computer
	sale of crude oil and natural gas			manufacturer domestically and globally

Performance data quoted is past performance and does not guarantee future results.  The performance stated in this document assumes the reinvestment of dividends and capital gains.  We caution shareholders that we can never predict or assure future returns on investments.  The investment return and principal value of an investment with our Funds will fluctuate over time so that your shares, when redeemed, may be worth more or less than their original cost.  Current performance may be lower or higher than the performance data quoted in this report.  To access our performance data current to the most recent month-end, visit our website, arielinvestments.com.  The graph and performance table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Russell 1000R Value Index measures the performance of large-sized, value-oriented companies with lower price-to-earnings ratios.  The Russell 1000R Index measures the performance of large-sized companies.  The S&P 500 is a broad market-weighted index dominated by blue-chip stocks.  All indexes are unmanaged, and an investor cannot invest directly in an index.  Ariel Focus Fund is a non-diversified fund and therefore may be subject to greater volatil -ity than a more diversified investment.

22	Slow and Steady Wins the Race

Ariel Focus Fund Statistical Summary											(unaudited)

			52-Week Range		Earnings per Share			P/E Calendar
					2008	2009	2010	2008	2009	2010	Market
	Ticker	Price			Actual	Actual	Estimated	Actual	Actual	Estimated	Cap.
Company	Symbol	9/30/10	Low	High	Calendar	Calendar	Calendar	P/E	P/E	P/E	($MM)
Interpublic Group of Cos., Inc.	IPG	10.03	5.71	12.40	0.52	0.19	0.46	19.3	52.8	21.8	4,903
Apollo Group, Inc.	APOL	51.35	38.39	76.86	3.25	4.51	5.39	15.8	11.4	9.5	7,551
Omnicom Group Inc.	OMC	39.48	33.50	44.08	3.17	2.67	2.81	12.5	14.8	14.0	11,898
Tyco Intl Ltd.	TYC	36.73	32.94	40.61	2.97	2.42	2.64	12.4	15.2	13.9	18,280
Covidien plc	COV	40.19	35.12	52.48	2.81	3.20	3.50	14.3	12.6	11.5	20,157
Carnival Corp.	CCL	38.19	28.71	44.21	2.84	2.24	2.52	13.4	17.0	15.2	23,378
AFLAC Inc.	AFL	51.71	39.82	56.56	3.92	4.85	5.24	13.2	10.7	9.9	24,346
Dell Inc.	DELL	12.96	11.34	17.52	1.38	1.08	1.27	9.4	12.0	10.2	25,223
Lockheed Martin Corp.	LMT	71.28	67.39	87.19	8.06	7.96	7.28	8.8	9.0	9.8	25,839
Accenture plc	ACN	42.49	19.19	44.67	2.66	2.67	2.78	16.0	15.9	15.3	26,556
Baxter Intl Inc.	BAX	47.71	40.25	61.88	3.45	3.89	4.03	13.8	12.3	11.8	27,880
Bank of New York Mellon Corp.	BK	26.13	23.78	32.65	1.22	(0.93)	2.25	21.4	NM	11.6	31,723
Walgreen Co.	WAG	33.50	26.26	40.69	2.13	2.19	2.33	15.7	15.3	14.4	32,601
Morgan Stanley	MS	24.68	22.40	35.78	0.88	(0.93)	3.00	28.0	NM	8.2	34,477
Walt Disney Co.	DIS	33.10	26.84	37.98	2.10	1.82	2.14	15.8	18.2	15.5	63,307
Goldman Sachs Group, Inc.	GS	144.58	129.50	193.60	4.47	22.13	18.00	32.3	6.5	8.0	74,548
Citigroup Inc.	C	3.90	3.11	5.07	(6.39)	(0.76)	0.38	NM	NM	10.3	113,287
Toyota Motor Corp.	TM	71.58	67.56	91.97	0.52	0.36	2.82	137.7	198.8	25.4	123,404
JPMorgan Chase & Co.	JPM	38.07	35.16	48.20	0.81	2.24	3.25	47.0	17.0	11.7	150,914
International Business Machines Corp.	IBM	134.14	116.00	136.11	8.93	10.01	11.30	15.0	13.4	11.9	169,188
Johnson & Johnson	JNJ	61.96	56.86	66.20	4.75	4.81	5.00	13.0	12.9	12.4	170,665
Microsoft Corp.	MSFT	24.49	22.73	31.58	1.76	1.88	2.23	13.9	13.0	11.0	211,926
Exxon Mobil Corp.	XOM	61.79	55.94	76.54	8.47	4.00	5.60	7.3	15.4	11.0	314,623

Note: Holdings are as of September 30, 2010.  All earnings per share numbers are fully diluted.  Such numbers are from continuing operations and are adjusted for non-recurring items.  All estimates of future earnings per share shown in this table are prepared by Ariel Investments research analysts as of September 30, 2010.  P/E ratios are based on earnings stated and September 30, 2010 stock price.  NM=Not Meaningful.

800.292.7435 arielinvestments.com	23

The Interpublic Group of Companies, Inc. (NYSE: IPG) 1114 Avenue of the Americas New York, NY 10036 212.704.1200 interpublic.com

Interpublic Group of Companies, Inc. (IPG), held in Ariel Fund, Ariel Appreciation Fund and Ariel Focus Fund, is a collection of advertising, marketing and communication firms that together represent one of the largest resources of such expertise in the world.  The company owns some of the most recognized names in the industry including McCann Erickson, Draftfcb, Lowe Worldwide, Campbell Ewald, Jack Morton and R/GA.  Interpublic employs approximately 40,000 marketing professionals and generates annual revenues of over $6 billion.

Turnaround Nearly Complete
Prior to the arrival of current CEO Michael Roth, Interpublic struggled with senior management turnover, bloated costs and a weakening balance sheet.  Since his arrival five years ago, the company has benefitted from consistent, strong leadership.  Specifically, Roth did the heavy lifting in cutting costs by shrinking headcount, improving financial controls and decreasing office space.  These changes boosted the company’s profitability, which helped strengthen its balance sheet.  Although tremendous progress has been made, the market continues to underappreciate the improvements at Interpublic.

Global Message
With its presence in over 100 countries, Interpublic is one of the few advertising companies that can provide a broad international presence.  Such a global reach is extremely important since many of its clients are counting on worldwide expansion for growth.  By providing services globally, clients can rely on one agency to develop an integrated message worldwide but have an understanding of each market to appropriately tweak the message to fit the local audience.  This capability eliminates the need for clients to select different agencies in each target market, which can waste lots of time and money.

Evolution of the Advertising Industry
A major area of focus for the advertising industry is the continuous evolution of distribution options to reach prospective customers.  Long gone are the days of developing an advertising campaign and deciding the mix between television, radio and print.  Today clients also have to consider digital, viral, public relations, mobile, search engine and many other options.  With this increased complexity, companies have become more reliant on Interpublic to determine the most effective combination to get the biggest bang for their advertising buck.  We believe continued fragmentation of marketing distribution options and heightened focus on the measurable returns of advertising dollars will continue to benefit global giants like Interpublic versus smaller firms.

Intriguing Valuation
With the clouds continuing to hang over the stock, Interpublic trades at a bargain in our view.  The market values the company as if it cannot be as profitable as its peers.  We believe that with Roth’s improvements and the global economy’s growth, industry-standard profitability is not a matter of “if” but rather “when.”

As of September 30, 2010, shares traded at $10.03, a 27% discount to our steadily growing private market value of $13.78.

24	Slow and Steady Wins the Race

Ariel Fund Schedule of Investments			September 30, 2010

Number of Shares	Common Stocks—98.75%	Cost	Market Value
	Consumer discretionary & services—41.79%
5,058,100	CBS Corp., Class B	$24,062,227	$80,221,466
1,084,690	DeVry Inc.	57,150,354	53,377,595
5,626,039	Gannett Co., Inc.	20,276,706	68,806,457
4,149,225	International Game Technology	50,112,747	59,956,301
7,789,972	Interpublic Group of Cos., Inc.(a)	48,687,528	78,133,419
1,160,071	Meredith Corp.	24,852,975	38,641,965
1,337,848	Mohawk Industries, Inc.(a)	66,547,712	71,307,298
3,136,457	Newell Rubbermaid Inc.	47,992,982	55,860,299
1,334,775	Nordstrom, Inc.	18,623,063	49,653,630
2,112,656	Royal Caribbean Cruises Ltd.(a)	20,853,499	66,612,044
1,161,167	Sotheby's	18,845,242	42,754,169
1,152,695	Stanley Black & Decker, Inc.	31,173,441	70,637,150
1,117,106	Tiffany & Co.	39,374,382	52,492,811
69,700	Washington Post Co., Class B	26,116,203	27,838,877
		494,669,061	816,293,481
	Consumer staples—8.11%
1,260,838	Constellation Brands, Inc., Class A(a)	14,587,692	22,304,224
563,054	Energizer Holdings, Inc.(a)	11,684,289	37,854,120
919,438	J.M. Smucker Co.	31,598,500	55,653,582
1,012,625	McCormick & Co., Inc.	35,636,955	42,570,755
		93,507,436	158,382,681
	Financial services—26.15%
3,748,457	CB Richard Ellis Group, Inc.(a)	14,834,260	68,521,794
682,826	City National Corp.	28,651,314	36,237,576
783,400	Dun & Bradstreet Corp.	60,503,541	58,081,276
1,349,600	Fair Isaac Corp.	29,176,515	33,281,136
1,440,165	HCC Insurance Holdings, Inc.	25,933,414	37,573,905
7,442,778	Janus Capital Group Inc.	69,071,795	81,498,419
936,973	Jones Lang LaSalle Inc.	14,035,300	80,832,661
2,330,200	Lazard Ltd, Class A	79,268,083	81,743,416
2,887,282	PrivateBancorp, Inc.	31,816,570	32,886,142
		353,290,792	510,656,325
	Health care—7.31%
740,534	Bio-Rad Laboratories, Inc., Class A(a)	46,491,053	67,025,732
1,328,001	Hospira, Inc.(a)	48,680,227	75,709,337
		95,171,280	142,735,069
	Materials & processing—2.97%
4,082,338	Interface, Inc., Class A(b)	40,223,211	58,091,670

	Producer durables—10.29%
1,800,403	Brady Corp., Class A	28,930,591	52,517,756
2,112,500	Brink's Co.	50,778,018	48,587,500
2,041,690	Herman Miller, Inc.	35,817,329	40,180,459
1,683,111	IDEX Corp.	27,203,387	59,767,272
		142,729,325	201,052,987
	Technology—2.13%
769,950	Anixter Intl Inc.(a)	21,217,302	41,569,600
	Total common stocks	1,240,808,407	1,928,781,813

Principal Amount	Repurchase Agreement—1.66%	Cost	Market Value

$32,374,282	Fixed Income Clearing Corporation, 0.00%, dated 9/30/2010,
	due 10/1/2010, repurchase price $32,374,291, (collateralized by
	Federal Home Loan Mortgage Assoc., 3.00%, due 8/11/2017)	$32,374,282	$32,374,282
	Total Investments—100.41%	$1,273,182,689	1,961,156,095
	Liabilities less Other Assets (0.41%)		(8,022,357)
	Net Assets—100.00%		$1,953,133,738

(a) Non-income producing.
(b) Affiliatedcompany (See Note Five).
A category may contain multiple industries as defined by the Global Industry Classification Standards.
See Notes to Schedules of Investments.

arielinvestments.com	25	Annual Report

Ariel Appreciation Fund Schedule of Investments		September 30, 2010

Number of Shares	Common Stocks—99.50%	Cost	Market Value
	Consumer discretionary & services—39.71%
1,094,550	Carnival Corp.	$29,755,747	$41,822,755
3,115,800	CBS Corp., Class B	17,912,256	49,416,588
612,900	DeVry Inc.	30,643,679	30,160,809
3,940,000	Gannett Co., Inc.	12,604,897	48,186,200
2,475,890	International Game Technology	33,260,242	35,776,610
4,481,675	Interpublic Group of Cos., Inc.(a)	23,397,541	44,951,200
798,100	Mattel, Inc.	17,944,640	18,723,426
857,775	Mohawk Industries, Inc.(a)	38,791,724	45,719,407
791,800	Nordstrom, Inc.	12,221,831	29,454,960
921,200	Omnicom Group Inc.	26,020,119	36,368,976
566,900	Sotheby's	11,271,202	20,873,258
671,999	Stanley Black & Decker, Inc.	14,549,510	41,180,099
615,000	Tiffany & Co.	19,438,265	28,898,850
1,569,500	Viacom, Inc.	38,574,299	56,800,205
		326,385,952	528,333,343
	Consumer staples—5.41%
189,647	Clorox Co.	6,043,112	12,660,834
274,800	Energizer Holdings, Inc.(a)	11,576,039	18,474,804
416,475	J.M. Smucker Co.	20,128,364	25,209,232
371,525	McCormick & Co., Inc.	12,981,239	15,618,911
		50,728,754	71,963,781
	Financial services—29.57%
754,400	AFLAC Inc.	12,630,713	39,010,024
2,425,350	CB Richard Ellis Group, Inc.(a)	8,520,160	44,335,398
454,300	City National Corp.	23,865,075	24,109,701
402,222	Dun & Bradstreet Corp.	19,018,422	29,820,739
352,000	Franklin Resources, Inc.	12,699,049	37,628,800
4,069,675	Janus Capital Group Inc.	33,519,999	44,562,941
593,000	Jones Lang LaSalle Inc.	31,173,865	51,158,110
1,195,400	Lazard Ltd, Class A	42,804,038	41,934,632
1,073,900	Northern Trust Corp.	43,066,948	51,804,936
579,900	T. Rowe Price Group, Inc.	12,554,880	29,032,694
		239,853,149	393,397,975
	Health care—15.42%
976,250	Baxter Intl Inc.	35,591,479	46,576,887
280,525	Bio-Rad Laboratories, Inc., Class A(a)	19,179,773	25,390,318
242,600	Laboratory Corp. of America(a)	16,042,449	19,027,118
982,600	St. Jude Medical, Inc.(a)	36,735,766	38,655,484
769,354	Thermo Fisher ScientificInc.(a)	13,146,106	36,836,670
739,700	Zimmer Holdings, Inc.(a)	33,663,431	38,708,501
		154,359,004	205,194,978
	Producer durables—5.14%
1,052,900	Accenture plc, Class A	17,085,599	44,737,721
503,850	Illinois Tool Works Inc.	23,702,738	23,691,027
		40,788,337	68,428,748
	Technology—4.25%
406,900	Anixter Intl Inc.(a)	22,965,535	21,968,531
2,662,600	Dell Inc.(a)	29,735,303	34,507,296
		52,700,838	56,475,827
	Total common stocks	864,816,034	1,323,794,652

Principal Amount	Repurchase Agreement—0.58%	Cost	Market Value

$7,706,707	Fixed Income Clearing Corporation, 0.00%, dated 9/30/2010,
	due 10/1/2010, repurchase price $7,706,709, (collateralized by
	Federal Home Loan Mortgage Assoc., 3.00%, due 8/11/2017)	$7,706,707	$7,706,707
	Total Investments—100.08%	$872,522,741	1,331,501,359
	Liabilities less Other Assets (0.08%)		(1,101,250)
	Net Assets—100.00%		$1,330,400,109

(a) Non-income producing.
A category may contain multiple industries as defined by the Global Industry Classification Standards.
See Notes to Schedules of Investments.

Annual Report	26	800.292.7435 800.292.7435

Ariel Focus Fund Schedule of Investments			September 30, 2010

Number of Shares	Common Stocks—97.04%	Cost	Market Value

	Consumer discretionary & services—23.97%
45,600	Apollo Group, Inc.(a)	$2,892,400	$2,341,560
58,500	Carnival Corp.	2,240,129	2,235,285
202,700	Interpublic Group of Cos., Inc.(a)	1,382,068	2,033,081
72,600	Omnicom Group Inc.	2,855,216	2,866,248
23,100	Toyota Motor Corp., ADR	1,938,767	1,653,498
59,200	Walt Disney Co.	1,653,815	1,960,112
		12,962,395	13,089,784
	Consumer staples—5.54%
90,300	Walgreen Co.	2,610,190	3,025,050

	Energy—5.24%
46,300	Exxon Mobil Corp.	3,266,983	2,860,877

	Financial services—23.55%
42,900	AFLAC Inc.	1,735,749	2,218,359
92,500	Bank of New York Mellon Corp.	2,604,699	2,417,025
406,000	Citigroup Inc.(a)	1,565,593	1,583,400
15,200	Goldman Sachs Group, Inc.	2,214,067	2,197,616
57,200	JPMorgan Chase & Co.	2,385,458	2,177,604
91,750	Morgan Stanley	2,693,893	2,264,390
		13,199,459	12,858,394
	Health care—14.03%
49,900	Baxter Intl Inc.	2,398,461	2,380,729
51,575	Covidien plc	2,051,953	2,072,799
51,800	Johnson & Johnson	3,213,482	3,209,528
		7,663,896	7,663,056
	Producer durables—11.54%
50,000	Accenture plc, Class A	1,326,141	2,124,500
25,000	Lockheed Martin Corp.	1,910,733	1,782,000
65,275	Tyco Intl Ltd.	2,385,476	2,397,551
		5,622,350	6,304,051
	Technology—13.17%
176,900	Dell Inc.(a)	3,289,781	2,292,624
22,800	International Business Machines Corp.	2,449,033	3,058,392
75,100	Microsoft Corp.	1,804,531	1,839,199
		7,543,345	7,190,215

	Total common stocks	52,868,618	52,991,427

Principal Amount	Repurchase Agreement—2.93%	Cost	Market Value

$1,598,290	Fixed Income Clearing Corporation, 0.00%, dated 9/30/2010,
	due 10/1/2010, repurchase price $1,598,291, (collateralized by
	Federal Home Loan Mortgage Assoc., 3.00%, due 8/11/2017)	$1,598,290	$1,598,290
	Total Investments 99.97%	$54,466,908	54,589,717
	Other Assets less Liabilities 0.03%		19,126
	Net Assets—100.00%		$54,608,843

(a) Non-income producing.
ADR stands for American Depositary Receipt.
A category may contain multiple industries as defined by the Global Industry Classification Standards.
See Notes to Schedules of Investments.

arielinvestments.com	27	Annual Report

Statements of Assets & Liabilities		September 30, 2010

	Ariel Fund	Ariel Appreciation Fund	Ariel Focus Fund

Assets:
Investments in unaffiliated issuers, at value (cost $1,200,585,196,
$864,816,034 and $52,868,618, respectively)	$1,870,690,143	$1,323,794,652	$52,991,427
Investments in affiliated issuers, at value (cost $40,223,211)	58,091,670	—	—
Repurchase agreements, at value (cost $32,374,282,
$7,706,707 and $1,598,290, respectively)	32,374,282	7,706,707	1,598,290
Receivable for fund shares sold	1,164,234	903,313	16,041
Receivable for securities sold	—	6,449,027	—
Dividends and interest receivable	1,240,079	1,868,776	42,700
Prepaid and other assets	24,223	21,176	13,699
Total assets	1,963,584,631	1,340,743,651	54,662,157

Liabilities:
Payable for securities purchased	6,907,559	7,044,702	—
Payable for fund shares redeemed	2,905,724	2,759,122	22,098
Other liabilities	637,610	539,718	31,216
Total liabilities	10,450,893	10,343,542	53,314
Net assets	$1,953,133,738	$1,330,400,109	$54,608,843

Net assets consist of:
Paid-in capital	$1,943,742,784	$1,060,835,938	$60,070,200
Undistributed net investment income	4,417	—	90,644
Accumulated net realized loss on investment transactions	(678,586,869)	(189,414,447)	(5,674,810)
Net unrealized appreciation on investments	687,973,406	458,978,618	122,809
Total net assets	$1,953,133,738	$1,330,400,109	$54,608,843

Total net assets:	$1,953,133,738	$1,330,400,109	$54,608,843
Shares outstanding (no par value)	45,659,117	35,208,553	5,755,864
Net asset value, offering and redemption price per share	$42.78	$37.79	$9.49

The accompanying notes are an integral part of the financial statements.

Annual Report	28	800.292.7435 800.292.7435

Statements of Operations		Year Ended September 30, 2010

	Ariel Fund	Ariel Appreciation Fund	Ariel Focus Fund

Investment income:
Dividends
Unaffiliated issuers	$17,199,957	$15,555,728	$726,362(a)
Affiliated issuers	107,643(b)	—	—
Interest	2,397	1,115	39
Total investment income	17,309,997	15,556,843	726,401

Expenses:
Management fees	11,391,512	9,802,060	336,617
Distribution fees	4,837,051	3,481,561	112,206
Shareholder service fees	2,327,965	1,613,085	29,462
Transfer agent fees and expenses	801,363	613,883	62,958
Printing and postage expenses	459,014	292,347	21,522
Trustees' fees and expenses	265,784	203,416	66,926
Professional fees	95,606	85,160	45,333
Custody fees and expenses	76,517	55,408	3,955
Federal and state registration fees	85,692	93,790	19,906
Interest expense	469	6,827	—
Miscellaneous expenses	146,789	120,325	12,109
Total expenses before reimbursements	20,487,762	16,367,862	710,994
Expense reimbursements	—	—	(148,944)
Net expenses	20,487,762	16,367,862	562,050
Net investment income (loss)	(3,177,765)	(811,019)	164,351

Realized and unrealized gain:
Net realized gain on investments
Unaffiliated issuers	78,493,433	72,511,844	2,364,146
Affiliated issuers	496,866(b)	—	—
Change in net unrealized appreciation (depreciation)
on investments	241,230,773	128,492,482	(807,419)
Net gain on investments	320,221,072	201,004,326	1,556,727
Net increase in net assets resulting from operations	$317,043,307	$200,193,307	$1,721,078

(a)Net of $1,008 in foreign tax withheld.
(b)See Note Five for information on affiliated issuers.
The accompanying notes are an integral part of the financial statements.

arielinvestments.com	29	Annual Report

Statements of Changes in Net Assets

	Ariel Fund		Ariel Appreciation Fund

	Year Ended	Year Ended	Year Ended	Year Ended
	September 30, 2010	September 30, 2009	September 30, 2010	September 30, 2009

Operations:
Net investment income (loss)	$(3,177,765)	$4,853,588	$(811,019)	$3,932,717
Net realized gain (loss) on investments and
foreign currency translations	78,990,299	(612,562,777)	72,511,844	(236,056,045)
Change in net unrealized appreciation on investments
and foreign currency translations	241,230,773	523,812,156	128,492,482	183,240,944
Net increase (decrease) in net assets from operations	317,043,307	(83,897,033)	200,193,307	(48,882,384)

Distributions to shareholders:
Net investment income	(311,308)	(17,409,181)	(1,663,895)	(7,803,099)
Capital gains	—	—	—	(117,944,550)
Total distributions	(311,308)	(17,409,181)	(1,663,895)	(125,747,649)

Share transactions:
Shares issued	546,052,712	393,496,595	381,302,492	174,717,931
Shares issued in reinvestment of dividends and distributions	298,043	16,584,356	1,621,200	120,824,738
Shares redeemed	(622,641,856)	(441,660,068)	(485,168,399)	(346,445,707)
Net decrease from share transactions	(76,291,101)	(31,579,117)	(102,244,707)	(50,903,038)
Total increase (decrease) in net assets	240,440,898	(132,885,331)	96,284,705	(225,533,071)

Net assets:
Beginning of year	1,712,692,840	1,845,578,171	1,234,115,404	1,459,648,475
End of period	$1,953,133,738	$1,712,692,840	$1,330,400,109	$1,234,115,404
Undistributed net investment income
included in net assets at end of period	$4,417	$175,936	$ –	$867,691

Capital share transactions:
Shares sold	13,742,437	14,238,203	10,632,969	6,946,470
Shares reinvested	7,646	752,466	45,197	6,242,697
Shares redeemed	(15,961,945)	(17,636,801)	(13,848,607)	(14,917,393)
Net decrease in shares outstanding	(2,211,862)	(2,646,132)	(3,170,441)	(1,728,226)

The accompanying notes are an integral part of the financial statements.

Annual Report	30	800.292.7435

Statements of Changes in Net Assets (continued)

	Ariel Focus Fund

	Year Ended	Year Ended
	September 30, 2010	September 30, 2009

Operations:
Net investment income	$164,351	$192,607
Net realized gain (loss) on investments and foreign
currency translations	2,364,146	(6,836,505)
Change in net unrealized appreciation/depreciation on
investments and foreign currency translations	(807,419)	3,401,527
Net increase (decrease) in net assets from operations	1,721,078	(3,242,371)

Distributions to shareholders:
Net investment income	(142,500)	(212,065)
Capital gains	—	—
Total distributions	(142,500)	(212,065)

Share transactions:
Shares issued	27,500,611	6,591,335
Shares issued in reinvestment of dividends and distributions	123,416	182,172
Shares redeemed	(9,470,831)	(6,313,181)
Net increase from share transactions	18,153,196	460,326
Total increase (decrease) in net assets	19,731,774	(2,994,110)

Net assets:
Beginning of year	34,877,069	37,871,179
End of period	$54,608,843	$34,877,069

Undistributed net investment income included
in net assets at end of period	$90,644	$68,793

Capital share transactions:
Shares sold	2,796,804	938,099
Shares reinvested	13,032	26,829
Shares redeemed	(1,021,271)	(885,667)
Net increase in shares outstanding	1,788,565	79,261

The accompanying notes are an integral part of the financial statements.

arielinvestments.com	31	Annual Report

Financial Highlights For a share outstanding throughout each period

Ariel Fund	Year Ended September 30

	2010	2009	2008	2007	2006

Net asset value, beginning of year	$35.78	$36.53	$54.60	$52.00	$54.55
Income from investment operations:
Net investment income (loss)	(0.07)	0.13	0.36	0.03	0.09
Net realized and unrealized gains
(losses) on investments	7.08	(0.50)	(13.78)	5.97	0.99
Total from investment operations	7.01	(0.37)	(13.42)	6.00	1.08

Distributions to shareholders:
Dividends from net investment income	(0.01)	(0.38)	(0.15)	—	(0.15)
Distributions from capital gains	—	—	(4.50)	(3.40)	(3.48)
Total distributions	(0.01)	(0.38)	(4.65)	(3.40)	(3.63)
Net asset value, end of period	$42.78	$35.78	$36.53	$54.60	$52.00
Total return	19.58%	(0.36)%	(26.55)%	11.97%	2.16%

Supplemental data and ratios:
Net assets, end of period, in thousands	$1,953,134	$1,712.693	$1,845,578	$3,975,046	$4,280,965
Ratio of expenses to average net assets	1.06%	1.14%	1.07%	1.03%	1.07%
Ratio of net investment income (loss) to average net assets,	(0.16)%	0.41%	0.76%	0.05%	0.19%
Portfolio turnover rate	40%	45%	24%	25%	28%

Ariel Appreciation Fund	Year Ended September 30

	2010	2009	2008	2007	2006

Net asset value, beginning of year	$32.16	$36.39	$50.65	$48.46	$48.32
Income from investment operations:
Net investment income (loss)	(0.03)	0.08	0.17	0.18	0.12
Net realized and unrealized gains
(losses) on investments	5.70	(1.02)	(9.74)	5.49	2.35
Total from investment operations	5.67	(0.94)	(9.57)	5.67	2.47

Distributions to shareholders:
Dividends from net investment income	(0.04)	(0.18)	(0.23)	(0.02)	(0.13)
Distributions from capital gains	—	(3.11)	(4.46)	(3.46)	(2.20)
Total distributions	(0.04)	(3.29)	(4.69)	(3.48)	(2.33)
Net asset value, end of period	$37.79	$32.16	$36.39	$50.65	$48.46
Total return	17.64%	3.54%	(20.49)%	12.09%	5.32%

Supplemental data and ratios:
Net assets, end of period, in thousands	$1,330,400	$1,234,115	$1,459,648	$2,452,674	$2,732,196
Ratio of expenses to average net assets	1.18%	1.25%	1.19%	1.12%	1.16%
Ratio of net investment income (loss) to average net assets,	(0.06)%	0.42%	0.39%	0.33%	0.27%
Portfolio turnover rate	41%	44%	26%	29%	25%

The accompanying notes are an integral part of the financial statements.

Annual Report	32	800.292.7435

Financial Highlights For a share outstanding throughout each period (continued)

Ariel Focus Fund	Year Ended September 30

	2010	2009	2008	2007	2006

Net asset value, beginning of year	$8.79	$9.74	$11.93	$10.69	$10.23
Income from investment operations:
Net investment income	0.04	0.05	0.04	0.05	0.04
Net realized and unrealized gains
(losses) on investments	0.70	(0.94)	(1.92)	1.24	0.56
Total from investment operations	0.74	(0.89)	(1.88)	1.29	0.60

Distributions to shareholders:
Dividends from net investment income	(0.04)	(0.06)	(0.04)	(0.05)	(0.03)
Distributions from capital gains	—	—	(0.27)	—	(0.11)
Total distributions	(0.04)	(0.06)	(0.31)	(0.05)	(0.14)
Net asset value, end of period	$9.49	$8.79	$9.74	$11.93	$10.69
Total return	8.37%	(9.02)%	(16.08)%	12.05%	6.00%

Supplemental data and ratios:
Net assets, end of period, in thousands	$54,609	$34,877	$37,871	$43,275	$28,993
Ratio of expenses to average net assets, including waivers	1.25%	1.25%	1.25%	1.25%	1.25%
Ratio of expenses to average net assets, excluding waivers	1.58%	1.87%	1.61%	1.63%	2.20%
Ratio of net investment income to average net assets,
including waivers	0.36%	0.68%	0.37%	0.43%	0.48%
Ratio of net investment income (loss) to average net assets,
excluding waivers	0.03%	0.06%	0.00%	0.05%	(0.47)%
Portfolio turnover rate	52%	42%	49%	28%	29%

The accompanying notes are an integral part of the financial statements.

arielinvestments.com	33	Annual Report

Notes to the Financial Statements	September 30, 2010

Note One | Organization
Ariel Investment Trust (the “Trust”) is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.  Ariel Fund, Ariel Appreciation Fund and Ariel Focus Fund (the “Funds”) are series of the Trust.  Ariel Fund and Ariel Appreciation Fund are diversified portfolios and Ariel Focus Fund is a non-diversified portfolio of the Trust.

Note Two | Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements.  The financial statements have been prepared in accordance with accounting principles generally accepted in the United States, which require management to make certain estimates and assumptions at the date of the financial statements.  Actual results may differ from such estimates.

In the normal course of business, the Trust enters into contracts that contain a variety of representations and warranties that may provide certain indemnifications.  The maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust and/or its affiliates that have not yet occurred.  Based on experience, however, the risk of loss is expected to be remote.

Subsequent events - In preparing these financial statements, the Trust has evaluated subsequent events after September 30, 2010.  There were no subsequent events since September 30, 2010 that would require adjustment to or additional disclosure in these financial statements.

Fair value measurements - Accounting Standards CodificationTM (ASC) 820-10 establishes a three-tier framework for measuring fair value based on a hierarchy of inputs.  The hierarchy distinguishes between market data obtained from independent sources (observable inputs) and the Funds’ own market assumptions (unobservable inputs).  These inputs are used in determining the value of the Funds’ investments and are summarized below:

Level 1 – quoted prices in active markets for identical securities
Level 2 – other significant observable inputs (including quoted prices for similar securities)
Level 3 – significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of September 30, 2010 in valuing the funds’ investments carried at market value:

		Ariel	Ariel
	Ariel Fund	Appreciation	Focus Fund
		Fund
Level 1	$1,928,781,813	$1,323,794,652	$52,991,427
Level 2	32,374,282	7,706,707	1,598,290
Level 3	—	—	—
Market
Value at
09/30/2010	$1,961,156,095	$1,331,501,359	$54,589,717

There were no significant transfers into or out of Level 1 and Level 2 fair value measurements during the reporting period, as compared to their classification from the most recent annual report.

As of September 30, 2010 all Level 2 securities held are repurchase agreements, see Schedule of Investments.

Investment valuation - Securities for which market quotations are readily available are valued at the last sale price on the national securities exchange on which such securities are primarily traded and, in the case of securities reported on the Nasdaq system, are valued based on the Nasdaq Official Closing Price.  If a closing price is not reported, equity securities for which reliable bid and ask quotations are available are valued at the mean between bid and ask prices.

Debt obligations having a maturity of 60 days or less are valued at amortized cost, which approximates market value.  Debt securities with maturities over 60 days  are valued at the yield equivalent as obtained from a pricing service or one or more market makers for such securities.  Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Trustees.

Annual Report	34	800.292.7435

Notes to the Financial Statements (continued)	September 30, 2010

Foreign transactions – The books and records of the Funds are maintained in U.S. dollars and transactions denominated in foreign currencies are recorded in the Funds’ records at the rate prevailing when earned or recorded.  Asset and liability accounts that are denominated in foreign currencies are adjusted to reflect current exchange rates.  The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as component of such gains or losses.  The Funds do not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in market prices of the securities.

Repurchase agreements – The Funds may enter into repurchase agreements with recognized financial institutions and in all instances hold underlying securities as collateral with a value at least equal to the total repurchase price such financial institutions have agreed to pay.

Federal taxes– It is the Funds’ policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all taxable income to shareholders.  Accordingly, no provision for federal income or excise taxes has been made.

Management has reviewed the Funds’ tax positions for all tax periods open to examination by the applicable U.S. federal and state tax jurisdictions (tax years ended September 30, 2007-2010), in accordance with ASC 740-10, and no tax exposure reserve was required in the financial statements.

Securities transactions and investment income – Securities transactions are accounted for on a trade date basis.  Realized gains and losses from securities transactions are recorded on the identified cost basis.  Dividend income recorded on the ex-dividend date and interest income is recognized on an accrual basis.  Premiums and discounts on securities purchased are amortized using the effective interest method.

Expenses –The Funds contract and are charged for those expenses that are directly attributable to each Fund.  Expenses that are not directly attributable to one or more Funds are allocated among applicable Funds on an equitable and consistent basis considering such things as the nature and type of expense and the relative net assets of the Funds.  Various third party firms provide shareholder recordkeeping, communications and other services to beneficial owners of shares of the Funds.  The fees incurred under these arrangements are reported as “Shareholder service fees” in the Statements of Operations.

Distributions to shareholders– Dividends from net investment income and net realized capital gains, if any, are declared and paid at least annually.

Distributions to shareholders are determined in accordance with federal income tax regulations and are recorded on the ex-dividend date.  The character of distributions made during the year from net investment income or net realized capital gains may differ from the characterization for federal income tax purposes due to differences in the recognition of income, expense or gain items for financial statement and tax purposes.  Where appropriate, reclassifications between net asset accounts are made at the end of the fiscal year for such differences that are permanent in nature.  Reclassifications recorded in the net asset accounts at September 30, 2010 were as follows:

		Ariel
	Ariel Fund	Appreciation	Ariel
		Fund	Focus Fund
Paid-in-capital	(3,317,554)	(1,606,440)	–
Undistributed net
investment income	3,317,554	1,607,223	–

Accumulated net	–	(783)	–
realized loss

arielinvestments.com	35	Annual Report

Notes to the Financial Statements (continued)	September 30, 2010

Note Three | Investment transactions, distributions and federal income tax matters
Purchases and proceeds from sales of securities, excluding short-term investments and U.S. government securities, for the year ended September 30, 2010 were as follows:

	Ariel Fund	Ariel Appreciation Fund	Ariel Focus Fund
Purchases	$743,575,398	$559,011,565	$39,537,219
Sales	838,252,141	660,080,624	22,490,944

The cost and unrealized appreciation and depreciation of securities on a federal income tax basis at September 30, 2010 were as follows:

	Ariel Fund	Ariel Appreciation Fund	Ariel Focus Fund
Cost	$1,345,409,439	$925,650,062	$54,836,234

Unrealized appreciation	$716,545,628	$473,065,596	$4,233,097
Unrealized depreciation	(100,798,972)	(67,214,299)	(4,479,614)
Net unrealized appreciation (depreciation)	$615,746,656	$405,851,297	$(246,517)

The difference between book basis and tax basis unrealized appreciation and depreciation is attributable primarily to the deferral of losses on wash sales and partnership adjustments.

The tax character of distributions paid during the years ended September 30 was as follows:

	Ariel Fund		Ariel Appreciation Fund		Ariel Focus Fund
	2010	2009	2010	2009	2010	2009
Distribution from:
Ordinary income	$311,308	$17,409,181	$1,663,895	$8,550,467	$142,500	$212,065
Long-term capital gains	—	—	—	117,197,182	—	—
Total distributions	$311,308	$17,409,181	$1,663,895	$125,747,649	$142,500	$212,065

The components of accumulated earnings at September 30, 2010 on a federal income tax basis were as follows:
	Ariel Fund	Ariel Appreciation Fund	Ariel Focus Fund
Undistributed ordinary income	$ —	$ —	$90,644
Undistributed long-term capital gains	—	—	—
Tax accumulated earnings	—	—	90,644
Accumulated capital and other losses	(606,355,702)	(136,287,126)	(5,305,484)
Unrealized appreciation/(depreciation) on investments	615,746,656	405,851,297	(246,517)
Total accumulated earnings (losses)	$9,390,954	$269,564,171	$(5,461,357)

As of September 30, 2010, the Funds (where applicable) elected for federal income tax purposes to defer current year post October 31 losses as though the losses were incurred on the first day of the next fiscal year.  The funds had no post-October losses.

At September 30, 2010, accumulated net realized capital loss carryovers, if any, and the year(s) in which the capital loss carryovers expire were:

	Ariel Fund	Ariel Appreciation Fund	Ariel Focus Fund
Year of Expiration:
2017	$141,379,954	—	$1,162,700
2018	$464,975,747	$136,287,128	$4,142,784

Annual Report	36	800.292.7435

Notes to the Financial Statements (continued)	September 30, 2010

Note Four | Investment advisory and other transactions with related parties
Ariel Investments, LLC (the “Adviser”) provides investment advisory and administrative services to each Fund of the Trust under an agreement (the “Management Agreement”).  Pursuant to the Management Agreement, the Adviser is paid a monthly fee on average daily net assets at the annual rates shown below:

Management Fees	Ariel Fund	Ariel Appreciation Fund	Ariel Focus Fund
Average Daily Net Assets
First $500 million	0.65%	0.75%	0.75%
Next $500 million	0.60%	0.70%	0.70%
Over $1 billion	0.55%	0.65%	0.65%

The Adviser has contractually agreed to reimburse Ariel Fund and Ariel Appreciation Fund to the extent their respective total annual operating expenses (exclusive of brokerage, interest, taxes, distribution plan expenses and extraordinary items) exceed 1.50% of the first $30 million and 1.00% of their respective average daily net assets in excess of $30 million.  The Adviser is contractually committed to waive fees or reimburse expenses in order to limit Ariel Focus Fund’s total annual operating expenses to 1.25% of its average daily net assets through September 30, 2012.  After that date, there is no assurance that such expenses will be limited.

Ariel Distributors, LLC is the Funds’ distributor and principal underwriter (“the Distributor”).  The Trust has adopted a plan of distribution under Rule 12b-1 of the 1940 Act applicable to the Funds.  Under the plan, 12b-1 distribution fees up to an annual rate of 0.25% of average daily net assets are paid weekly to the Distributor for its services.  Distribution fee expense totaled $4,837,051 for Ariel Fund, $3,481,561 for Ariel Appreciation Fund and $112,206 for Ariel Focus Fund during the year ended September 30, 2010.  These amounts were paid to the Distributor, which reallowed $3,788,263 for Ariel Fund, $2,706,697 for Ariel Appreciation Fund and $53,373 for Ariel Focus Fund to broker-dealers who distribute fund shares.  The remaining amounts were retained by the Distributor for its services, advertising, and other distribution expenses.

Trustees’ fees and expenses represent only those expenses of disinterested (independent) trustees of the Funds.

Note Five | Transactions with affiliated companies
If a Fund’s holding represents ownership of 5% or more of the voting securities of a company, the company is deemed to bean during the year ended September 30, 2010, with affiliated companies:

	Share Activity				Year Ended September 30, 2010
	Balance			Balance		Dividends	Amount of Gain
Security Name	September 30,	Purchases	Sales	September 30,	Market Value	Credited to	(Loss) Realized on
	2009			2010		Income	Sale of Shares
Interface, Inc.	3,825,658	669,380	412,700	4,082,338	$58,091,670	$107,643	$496,866
PrivateBancorp, Inc.*	1,927,457	1,865,400	905,575	2,887,282	32,886,142	135,780	(8,825,365)
					$90,977,812	$243,423	$(8,328,499)
*No longer an affiliated company.

Note Six | Line of credit
The Funds have a $125,000,000 Line of Credit (the “Line”), which is uncommitted, with State Street Bank and Trust Company.  The Line is for temporary or emergency purposes such as to provide liquidity for shareholder redemptions.  The Funds incur interest expense to the extent of amounts drawn (borrowed) under the Line.  Interest is based on the federal funds rate in effect at the time of borrowing, plus a margin.  For the year ended September 30, 2010, the details of the borrowings were as follows:

Fund	Average Daily Borrowings	Number of Days Outstanding	Weighted Average Annualized Interest Rate

Ariel Fund	$30,267	2	1.53%
Ariel Appreciation Fund	$437,009	18	1.54%

arielinvestments.com	37	Annual Report

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders of the Ariel Investment Trust:

We have audited the accompanying statements of assets and liabilities of the Ariel Fund, Ariel Appreciation Fund, and Ariel Focus Fund (the “Funds” within Ariel Investment Trust), including the schedules of investments, as of September 30, 2010, the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended.  These financial statements and financial highlights are the responsibility of the Funds’ management.  Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights.  Our procedures included confirmation of securities owned as of September 30, 2010 by correspondence with the custodian and brokers.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Funds as of September 30, 2010, and the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Chicago, Illinois
November 9, 2010

Annual Report	38	800.292.7435

Fund Expense Example

Example
As a shareholder of the Funds, you incur ongoing costs, including management fees, distribution and service (12b-1) fees; and other Fund expenses.  The Funds currently do not charge any transaction costs, such as sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees or exchange fees.  The following example is intended to help you understand your ongoing costs (in dollars) of investing in each of the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.  Please note that IRA, 403(b) and Cover ESA account holders are charged an annual $15 recordkeeping fee or a one-time, lifetime $60 fee.  If these fees were included in either the Actual Expense or Hypothetical Example below, your costs would be higher.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period of April 1, 2010-September 30, 2010.

Actual expenses
The first line of the table below for each Fund provides information about actual account values and actual expenses for that particular Fund.  You may use the information in each of these lines, together with the amount you invested, to estimate the expenses that you paid over the period in each Fund.  Simply divide your account value by $1,000 (for example, an $8,600   account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading, entitled Expenses Paid During Period, to estimate the expenses you paid on your account during this period  in each Fund.

Hypothetical example for comparison purposes
The second line of the table below for each Fund provides information about hypothetical account values and hypothetical expenses based on each of the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.  You may use this information to compare the ongoing costs of investing in each of the Funds to other funds.  To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight only your ongoing costs in each of the Funds.  Therefore, the second line of the table for each Fund is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During	Annualized
Fund and Return	April 1, 2010	September 30, 2010	Period*	Expense Ratio*
Ariel Fund
Actual	$1,000.00	$1,017.80	$5.36	1.06%
Hypothetical (5% before expenses)	1,000.00	1,019.75	5.37	1.06%

Ariel Appreciation Fund
Actual	$1,000.00	$994.50	$5.90	1.18%
Hypothetical (5% before expenses)	1,000.00	1,019.15	5.97	1.18%

Ariel Focus Fund
Actual	$1,000.00	$957.60	$6.13	1.25%
Hypothetical (5% before expenses)	1,000.00	1,018.80	6.33	1.25%

*Expenses are equal to each Fund’s annualized expense ratio indicated above multiplied by the average account value over the period, multiplied by 183/365 to reflect the most recent fiscal half year.

arielinvestments.com	39	Annual Report

Important Supplemental Information	September 30, 2010

2010 Tax Information
The following information for the fiscal year ended September 30, 2010 for Ariel Fund, Ariel Appreciation Fund and Ariel Focus Fund is provided pursuant to provisions of the Internal Revenue Code.

		Ariel	Ariel
	Ariel Fund	Appreciation	Focus
		Fund	Fund
Long term capital gain
distributions paid
during the year *
	$ —	$ —	$ —
Dividends received
deduction % for
corporate shareholders	100%	100%	100%
*designated for purposes of the dividends paid deduction.

Complete information will be reported on Forms 1099-DIV sent to shareholders in January 2011.  The Funds intend to designate the maximum amount of qualified dividend income allowed.

Proxy Voting Policies, Procedures, and Record
Both a description of the policies and procedures that the Funds’ investment adviser uses to determine how to vote proxies relating to portfolio securities and information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 are available upon request by calling 800-292-7435.  Such information for the Funds is also available on the Securities and Exchange Commission’s (“SEC”) web site at www.sec.gov.

Shareholder Statements and Reports
The Funds attempt to reduce the volume of mail sent to shareholders by sending one copy of financial reports, prospectuses and other regulatory materials to two or more account holders who share the same address.  We will send you a notice at least 60 days before sending only one copy of these documents if we have not received written consent from you previously.  Should you wish to receive individual copies of materials, please contact us at 800-292-7435.  Once we have received your instructions, we will begin sending individual copies for each account within 30 days.

Availability of Quarterly Portfolio Schedule
The Funds file complete schedules of investments with the SEC for the quarters ended December 31 and June 30 of each fiscal year on Form N-Q which are available on the SEC’s website at www.sec.gov.  Additionally, the Funds’ Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC.  For information on the Public Reference Room, call 800-SEC-0330.

All of the Funds quarterly reports contain a complete schedule of portfolio holdings.  All quarterly reports are made available to shareholders on the Funds’ web site at www.arielinvestments.com.  Shareholders also may obtain copies of shareholder reports upon request by calling 800-292-7435 or by writing to P.O. Box 701, Milwaukee, Wisconsin 53201-0701.

Annual Report	40	800.292.7435

Board of Trustees

	Position(s) held	Term of office and length	Principal occupation(s)
Name and age	with Fund	of time served	during past 5 years		Other directorships
Mario L. Baeza, Esq.	Trustee, Member of	Indefinite, until successor	Chairman and CEO, The		Air Products and
Age: 59	Management Contracts	elected	Baeza Group, LLC	and	Chemicals, Inc., Brown
	and Governance		Baeza & Co., LLC (Hispanic-		Shoe Company, Inc.,
	Committees	Served as a Trustee	owned investment firms)		Israel Discount Bank,
		since 1995	since 1995; Founder and		UrbanAmerica LLC,
			Executive Chairman, V-Me		Hispanic Federation
			Media, Inc. (national span-		Inc., NYC Latin Media
			ish language television		and Entertainment
			network) since 2006		Commission, Upper
Manhattan Empowerment
Zone

James W. Compton	Trustee, Member of	Indefinite, until successor	Retired President and CEO,		Seaway Bank and Trust
Age: 72	Governance and Audit	elected	Chicago Urban League		Company, Commonwealth
	Committees		(non-profit, civil rights and		Edison Company, The Field
		Served as a Trustee	community-based organi-		Museum (Life Trustee), The
		since 1997	zation), 1978 to 2006		Big Shoulders Fund, ETA
Creative Arts Foundation,
Inc., Morehouse College
Research Institute

William C. Dietrich	Trustee, Chairman of Audit	Indefinite, until successor	Former Executive Director,
Age: 61	Committee, Member of	elected	Shalem Institute for
	Executive Committee		Spiritual Formation, Inc.
		Served as a Trustee	(ecumenical educational
		since 1986	institute), 2006-2009
(Co-Executive Director
2003-2006)

Royce N. Flippin, Jr.	Lead Independent Trustee,	Indefinite, until successor	President, Flippin		Technical Career Institute,
Age: 76	Member of Management	elected	Associates (consulting		NYC, TerraCycle, Inc.,
	Contracts and Governance		firm) since 1992		Princeton Club of New York
	Committees, Chairman of	Served as a Trustee
	Executive Committee	since 1986 and Lead
Independent Trustee
since 2006

John G. Guffey, Jr.	Trustee, Member of	Indefinite, until successor	President, Aurora Press,		Calvert Social Investment
Age: 62	Management Contracts	elected	Inc. (publisher of trade		Foundation, Calvert Group
	and Audit Committees		paperback books) since		of Funds, except for
		Served as a Trustee	2003		Calvert Variable Series
since 1986

Mellody L. Hobson	Chairman of the Board of	Indefinite, until successor	President, Ariel		DreamWorks Animation
Age: 41	Trustees and President,	elected	Investments since 2000		SKG, Inc., The Estee Lauder
	Member of Executive				Companies Inc., Starbucks
	Committee	Served as a Trustee since			Corporation, Sundance
		1993, President since 2002			Institute, Chicago Public
		and Chairman			Education Fund, Chicago
		since 2006.			Public Library, The Field
Museum, Investment
Company Institute (Board
of Governors)

arielinvestments.com	41

	Position(s) held	Term of office and length	Principal occupation(s)
Name and age	with Fund	of time served	during past 5 years	Other directorships
Christopher G. Kennedy	Trustee, Member of	Indefinite, until successor	President, Merchandise	Interface Inc., Catholic
Age: 47	Audit and Governance	elected	Mart Properties, Inc. (real	Theological Union,
	Committees		estate management firm)	University of Illinois
		Served as a Trustee since	since 2000; Executive	(Chairman of the Board
		1995	Officer, Vornado Realty of Trustees), The Chicago
			Trust (publicly traded real	Community Trust
estate investment trust)
since 2000

Merrillyn J. Kosier	Trustee and Vice President	Indefinite, until successor	Executive Vice President,	Loyola University Advisory
Age: 50		elected	Ariel Investments since	Board and Council of
			1999, Chief Marketing	Regents, Harris Theater for
		Served as a Trustee	Officer, Mutual Funds since	Music and Dance, Lupus
		since 2003 and Vice	2007	Foundation of America, Inc.
President since 1999

William M. Lewis, Jr.	Trustee, Member of	Indefinite, until successor	Managing Director	Darden Restaurants, Inc.,
Age: 54	Management Contracts	elected	and Co-Chairman of	Phillips Academy, Central
	Committee		Investment Banking,	Park Conservancy, NCAA
		Served as a Trustee	Lazard Ltd. since 2004;	Leadership Advisory
		since 2007	Managing Director and	Board, Member of The
			Co-Head of the Global	Partnership for New York
			Banking Department,	City
Morgan Stanley, 1999
to 2004

H. Carl McCall	Trustee, Chairman of	Indefinite, until successor	Principal, Convent Capital,
Age: 75	Governance Committee,	elected	LLC (financial advisory firm)
	Member of Audit		since 2004, former New
	Committee	Served as a Trustee	York State Comptroller
since 2006

John W. Rogers, Jr.	Trustee	Indefinite, until	Founder, Chairman, CEO	Aon Corporation, Exelon
Age: 52		successor elected	and Chief Investment	Corporation, McDonald’s
			Officer, Ariel Investments,	Corporation, Chicago Urban
		Served as a Trustee	Lead Portfolio Manager,	League, John S. and James
		1986 to 1993 and	Ariel Fund & Ariel	L. Knight Foundation,
		since 2000	Appreciation Fund	Economic Club of Chicago
(Chairman), Chair of the
President’s Advisory Council
on Financial Capability

James M. Williams	Trustee, Chairman of	Indefinite, until successor	Vice President and	SEI Mutual Funds
Age: 63	Management Contracts	elected	Chief Investment Officer,
	Committee		J. Paul Getty Trust, since
		Served as a Trustee	2002
since 2006

CHAIRMAN EMERITUS
(has no trustee duties or responsibilities)
Bert N. Mitchell, CPA
Chairman and Chief Executive Officer, Mitchell & Titus, LLP

Note: Number of portfolios in complex overseen by all Trustees is three. Address for all Trustees is 200 East Randolph Dr., Suite 2900, Chicago, IL 60601

42	800.292.7435

Officers

	Position(s) held	Term of office and length	Principal occupation(s)	Other directorships
Name and age	with Fund	of time served	during past 5 years	held by officer
Mareile B. Cusack	Vice President, Anti-Money	Indefinite,	Vice President, Ariel	International Visitors untilsuccessor
Age: 52	Laundering Officer and	elected	Investments since 2007,	Center of Chicago
	Assistant Secretary		General Counsel since
		Served as Vice President	October 2008; Vice
		and Assistant Secretary	President and Associate
		since 2008	General Counsel, Chicago
Stock Exchange, Inc. 2007
		Served as Anti-Money	and Chief Enforcement
		Laudering Officer since	Counsel, 2004 to 2007
2010

Mellody L. Hobson	Chairman, President, Chief	Indefinite,until successor	President, Ariel	DreamWorks Animation
Age: 41	Executive Officer and	elected	Investments, since 2000	SKG, Inc., The Estee Lauder
	Principal Executive Officer			Companies Inc., Starbucks
		Served as a Trustee since		Corporation, Sundance
		1993, President since 2002		Institute, Chicago Public
		and Chairman		Education Fund, Chicago
		since 2006		Public Library, The Field
Museum, Investment
Company Institute (Board
of Governors)

Merrillyn J. Kosier	Trustee and Vice President	Indefinite, until successor	Executive Vice President,	Loyola University Advisory
Age: 50		elected	Ariel Investments since	Board and Council of
			1999, Chief Marketing	Regents, Harris Theater for
		Served as a Trustee since	Officer, Mutual Funds since	Music and Dance, Lupus
		2003 and Vice President	2007	Foundation of America, Inc.
since 1999

Jeffrey H. Rapaport	Vice President and	Served as Vice President	Senior Fund Administrator,
Age: 34	Assistant Treasurer	and Assistant Treasurer	Ariel Investments, since
		since 2010	2005

Anita M. Zagrodnik, CPA	Chief Financial Officer,	Indefinite, until successor	Vice President, Fund
Age: 50	Chief Compliance Officer,	elected	Administration, Ariel
	Vice President, Secretary		Investments since 2003
	and Treasurer	Served as Vice President
since 2003, Chief Financial
Officer and Treasurer since
2010, Chief Compliance
Officer, Ariel Investment Trust
since 2004, Secretary since
2007, Assistant Secretary
from 2003-2007

The Statement of Additional Information (SAI) for Ariel Investment Trust includes additional information about the Funds’ Trustees and Officers.  The SAI is available without charge by calling 800.292.7435 or logging on to our website, arielinvestments.com.  Note: Number of portfolios in complex overseen by all Officers is three.  Address for all officers is 200 East Randolph Dr., Suite 2900, Chicago, IL 60601.

arielinvestments.com	43

A special note to our shareholders
Your privacy is protected

At Ariel, we are committed to maintaining the confidentiality of your personal financial information. We do not sell your personal information and we do not disclose such information except as permitted or required by law and/or as described in our privacy notice below.

Personal information that is collected from you to set-up and service your account may include your Social Security number and/or tax identification number, address, bank information and other confidential information. The Funds and our service providers use this information to process your requests and transactions. In order to service your account, we may provide your personal information to companies that have been retained to help service the Funds or your account, such as the transfer agent that maintains your account records. We may also provide your name and address to companies for the purposes of printing and mailing your account statements, shareholder letters and other information about our products and services. Finally, we may disclose information about you at your request (i.e., sending duplicate account statements to someone you designate) or otherwise as permitted or required by law. The Funds contractually require their service providers to protect the confidentiality of your information and to limit its use to servicing you. We do not provide customer names and addresses to outside firms, organizations or individuals except in furtherance of our business relationship with you, or as otherwise allowed or required by law. Physical, electronic and procedural safeguards that comply with federal standards are maintained to guard your personal information.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies, as of the end of the period covered by this report that applies to the registrant’s principal executive officer and principal financial officer, or persons performing similar functions.  A copy of the code of ethics is available on our web site at www.arielmutualfunds.com and without charge, upon request by calling toll-free 1-800-292-7435.

During the period covered by this report, there were no implicit or explicit waivers to the provisions of the code of ethics.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent: (1) William C. Dietrich, (2) Christopher G. Kennedy, (3) John G. Guffey, Jr. and (4) H. Carl McCall.

Item 4. Principal Accountant Fees and Services.

(a)           Audit Fees.  The aggregate Audit Fees of KPMG LLP (“KPMG”) for professional services rendered for the audits of the financial statements, or services that are normally provided in connection with statutory and regulatory filings or engagements for the fiscal years ended September 30, 2010 and September 30, 2009, respectively, were $57,500 and $57,500.

(b)           Audit-Related Fees.  The aggregate Audit-Related Fees of KPMG for services rendered for assurance and related services that are reasonably related to the performance of the audit or review of the registrant’s financial statements, but not reported as Audit Fees for the fiscal years ended September 30, 2010 and September 30, 2009, respectively, were $0 and $0.

For the twelve month periods ended September 30, 2010 and September 30, 2009, aggregate Audit-Related Fees billed by KPMG that were required to be approved by the registrant’s Audit Committee for audit-related services rendered to the registrant’s investment advisor and any entity controlling, controlled by or under common control with the investment advisor that provides ongoing services to the registrant (the “Affiliated Service Providers”) that relate directly to the operations and financial reporting of the registrant were $0 and $0, respectively.

(c)           Tax Fees.  The aggregate Tax Fees of KPMG for professional services rendered for the review of Federal, state and excise tax returns and other tax compliance consultations for the fiscal years ended September 30, 2010 and September 30, 2009, respectively, were $9,600 and $9,600.

Fees included in the Tax Fees category comprise all services performed by professional staff in the independent accountant’s tax division except those services related to the audit.

For the twelve month periods ended September 30, 2010 and September 30, 2009, the aggregate Tax Fees billed by KPMG that were required to be approved by the registrant’s Audit Committee for tax compliance, tax advice and tax planning services rendered on behalf of Affiliated Service Providers that relate directly to the operations and financial reporting of the registrant were $0 and $0, respectively.

(d)           All Other Fees.  The aggregate Other Fees of KPMG for all other non-audit services rendered to the registrant for the fiscal years ended September 30, 2010 and September 30, 2009, were $0 and $0.

For the twelve month periods ended September 30, 2010 and September 30, 2009, the aggregate fees in this category billed by KPMG that were required to be approved by the registrant’s Audit Committee for services rendered on behalf of Affiliated Service Providers that relate directly to the operations and financial reporting of the registrant were $0 and $0, respectively.

(e)(1)           Audit Committee Pre-Approval Policies and Procedures.

The registrant’s Audit Committee must pre-approve all audit and non-audit services provided by the independent accountant relating to the operations or financial reporting of the registrant. Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

The registrant’s Audit Committee has adopted a policy whereby audit and non-audit services performed by the registrant’s independent accountant require pre-approval in advance at regularly scheduled Audit Committee meetings. If such a service is required between regularly scheduled Audit Committee meetings, pre-approval may be authorized by the Audit Committee Chairperson with ratification at the next scheduled audit committee meeting.

(2)           No services included in (b) – (d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)           Not applicable.

(g)           For the twelve month periods ended September 30, 2010 and September 30, 2009, aggregate non-audit fees billed by KPMG for services rendered to the registrant were $9,600 and $9,600, respectively.

For the twelve month periods ended September 30, 2010 and September 30, 2009, aggregate non-audit fees billed by KPMG for services rendered to the Affiliated Services Providers were $0 and $0, respectively.

(h)           The registrant’s Audit Committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.  No such services were rendered.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

(a)	Included as part of the report to shareholders filed under Item 1 of this Form.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)
The registrant’s certifying officers have reasonably designed such disclosure controls and procedures to ensure material information relating to the registrant is made known to them by others, particularly during the period in which this report is being prepared.  The registrant’s certifying officers have determined that the registrant’s disclosure controls and procedures are effective based on their evaluation of these controls and procedures as of a date within 90 days prior to the filing date of this report.

(b)
There were no significant changes in the registrant's internal controls over financial reporting, or in other factors that could significantly affect these controls, that occurred during the registrant’s second fiscal half-year, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 12. Exhibits.

(a)	(1) Code of Ethics – Not applicable. Item 2 requirements satisfied through alternative means.

(a)  (2) Certification for each principal executive and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2(a)) – Filed as an attachment to this filing.

(a)  (3) Written solicitation to purchase securities under Rule 23c-1 – Not applicable.

(b)
Certifications required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350).  A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that section.  Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference – Filed as an attachment to this filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Ariel Investment Trust

By:  /s/ Mellody Hobson
        Mellody Hobson
        President and Principal Executive Officer

Date:      November 15, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:  /s/ Mellody Hobson
        Mellody Hobson
        President and Principal Executive Officer

Date:       November 15, 2010

By:  /s/ Anita Zagrodnik
        Anita Zagrodnik
        Vice President and Principal Financial Officer

Date:      November 15, 2010